                                                           DIVERSIFIED INVESTORS
                                                                      PORTFOLIOS

                                                              Semi-Annual Report
                                                                   June 30, 1997

                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                   HIGH YIELD BOND PORTFOLIO
                                              AGGRESSIVE EQUITY PORTFOLIO
                                             SPECIAL EQUITY PORTFOLIO
                                           EQUITY GROWTH PORTFOLIO
                                    GROWTH AND INCOME PORTFOLIO
                                      EQUITY VALUE PORTFOLIO
                                  EQUITY INCOME PORTFOLIO
                                     BALANCE PORTFOLIO
               GOVERNMENT/CORPORATE BOND PORTFOLIO
        INTERMEDITATE GOVERNMENT BOND PORTFOLIO
                HIGH QUALITY BOND PORTFOLIO
                  MONEY MARKET PORTFOLIO



                                                                      [LOGO]
                                                                   DIVERSIFIED
                                                                    INVESTMENT
                                                                      ADVISORS
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                        DIVERSIFIED INVESTORS PORTFOLIOS

                               TABLE OF CONTENTS

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                                                                                       PAGE
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Economic and Market Review..........................................................     1-8
Statements of Assets and Liabilities................................................   10-11
Statements of Operations............................................................   12-13
Statements of Changes in Net Assets.................................................   14-15
Statements of Changes in Net Assets -- December 31, 1996............................   16-17

PORTFOLIO OF INVESTMENTS
Money Market Portfolio --...........................................................   18-19
High Quality Bond Portfolio --......................................................   20-22
Intermediate Government Bond Portfolio --...........................................   23-24
Government/Corporate Bond Portfolio --..............................................   25-27
Balanced Portfolio --...............................................................   28-29
Equity Income Portfolio --..........................................................   30-32
Equity Value Portfolio --...........................................................   33-34
Growth & Income Portfolio --........................................................   35-37
Equity Growth Portfolio --..........................................................   38-39
Special Equity Portfolio --.........................................................   40-44
Aggressive Equity Portfolio --......................................................      45
High Yield Bond Portfolio --........................................................   46-48
International Equity Portfolio --...................................................   49-52
Notes to Financial Statements.......................................................   53-61
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                           ECONOMIC AND MARKET REVIEW

REVIEW:

     Economy The economy appears to have slowed dramatically in the second quarter after a very strong first quarter. Gross Domestic Product probably increased about 2% in the second quarter after a 5.9% advance in the first quarter. Retail sales and housing starts have slumped. The tight labor market slackened in June as the unemployment rate rose to 5%. Inflation remains subdued. The Federal Reserve after tightening in March, held steady at its early July meeting. Talk has shifted from further Fed tightening to the possibility of the Fed cutting interest rates.

     Bonds After selling off in the first quarter on strong economic growth numbers, the bond market has rallied. Long term interest rates declined from over 7% earlier in the year to about 6.6% on June 30th. Interest rates are now at their lowest for the year. Long term bonds underperformed short term bonds in the first quarter, rallied strongly in the second quarter and are now ahead for the year.

     Stocks Stocks started 1997 on a positive note. Small cap stocks peaked in late January while large cap stocks continued to rise through February. The subsequent selloffs ended in April and were followed by strong rebounds. The rally broadened somewhat in the second quarter as smaller stocks began to perform better, but for the year large cap stocks are well ahead of small cap stocks. International equities have also lagged behind large cap domestic stocks.

OUTLOOK:

     Economy Economic growth may again surge after the unexpectedly slow second quarter. Lower interest rates should help. Low unemployment has consumer confidence high, and spending is expected to pick up after the weather related plunge in retail sales in the recent quarter. New orders for manufacturing are at historically high levels and continue to exceed production. Real GDP growth could be 3% to 4% in the second half of the year. The second quarter slowdown and low inflation has extended the economic expansion possibly into 1998. Inflation may pick up later this year with growth accelerating. Also, international economies are beginning to recover, which will also put added pressure on inflation and interest rates.

     Bonds Interest rates could drift lower in the very near term with no indication that inflation is about to accelerate. Later, stronger economic growth may raise concerns about inflation and potential Fed tightening. Stronger economic growth will cause labor costs, raw material prices, and eventually inflation to rise. This in turn will lead to higher interest rates. 6.5% could be the near term low for interest rates with a rebound to over 7% possible later this year.

     Stocks The current rally should continue in the near term. The stock market is somewhat overvalued, but steady economic growth with low inflation bodes well for continued growth in profits. Later, tight labor markets may put pressure on labor costs. Any pick up in inflation and interest rates will also increase costs and eventually squeeze profits. Rising interest rates and the anticipation of a profit decline next year may trigger a market correction later this year. Economically sensitive stocks will be most vulnerable.

                             MONEY MARKET PORTFOLIO

     Over the course of the second quarter of 1997, concerns subsided among bond market participants over a further move by the Federal Reserve Board to tighten monetary policy via another boost in the overnight Fed Funds interest rate. A major reason for the lessened concerns was that retail sales, a key indicator of economic vitality, slowed markedly in the second quarter. These sales fell at an annualized rate of 5.3% from February to May, hinting at a much quieter economic pace than that exhibited in the first quarter. Still, right up to the May meeting, many market participants thought the Fed would again tighten monetary policy due to low unemployment conditions. However, the Fed held its policy steady in May. It has been vindicated in the face of a quiescent inflationary backdrop, moderating economic growth, and recent easing of labor market pressures.

     The yield curve remains relatively flat. Investors responded to the moderating economic conditions in the second quarter and the Fed's restraint against additional tightening of monetary policy by staging a strong rally. Interest rates declined by 32 basis points in the second quarter, from a yield of 7.10% at the end of the first quarter to 6.78% at the end of the second quarter. The prevailing sentiment is that the Fed is on hold in terms of an interest rate move absent a significant re-igniting of economic growth in the third quarter. Thus, the average maturity of the Portfolio will be modestly extended to capitalize on what is seen as a bullish interest rate environment in the near term. At June 30, 1997, the average maturity of the Portfolio was 30.0 days.

     The Portfolio continues to be invested in high quality, short-term instruments, principally commercial paper. The manager's investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income. The 30-day and 7-day current yields of the Portfolio as of June 30, 1997 were 5.42% and 5.38%, respectively, after charges imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

     Investments made in the Money Market Portfolio are not insured or guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

                          HIGH QUALITY BOND PORTFOLIO

     Interest rates on the bellwether 30 year Treasury bond hovered around 7% for the first two months of the quarter before June's rally sent yields south, ending the quarter at 6.79%. Slow economic growth coupled with little inflationary pressure increased bond prices along the maturity spectrum, with the benchmark Merrill Lynch 1-3 Year Treasury Index advancing .69% during the quarter. The High Quality Bond Portfolio slightly outperformed the Index.

     Economic indicators released during April proved somewhat uneventful, providing a calming effect following the Federal Reserve's decision to raise rates at the end of March. Subdued inflation numbers in the form of the Producer Price Index and Consumer Price Index soothed the jittery bond market. The Employment Cost Index affirmed that the tight labor market has not spurred higher costs. As the broadest measure of wages, salaries, and benefits, the Index is a key indicator to Fed Chairman Alan Greenspan. Higher employment costs typically ignite inflation.

     May's focus clearly centered on the Fed's May 20th meeting. Would the Fed follow its 1994 pattern, in which interest rates were raised at six different Federal Open Market Committee meetings? The first quarter's 5.9% Gross Domestic Product -- the highest in a decade -- a resilient housing market, and heightened consumer confidence were not enough to justify a second consecutive raise in rates, as the Fed placed greater emphasis on reports of continued benign inflation.

     June ushered in the lowest unemployment rate in a generation, at a scant 4.8%. Combined with the highest consumer confidence level in 28 years, the unemployment rate continued to generate inflation concerns for bond investors. But it was the absence of inflation that ultimately led to higher bond prices by the end of the quarter. The Producer Price Index released in June reported that prices actually fell .3% in May. The fifth consecutive monthly decline in producer prices supported the lower inflation environment, the driving force in the run up of bond prices.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     Bonds in the Lehman Intermediate Government Index gained 2.8% for the three month period ending June 30, erasing the negative returns these issues experienced in the first quarter of this year. Falling interest rates over the most current period resulted in strong gains for fixed income funds. Diversified's Intermediate Government Bond Portfolio participated fully in the upward movement in bond prices, and outperformed the Lipper Short/Intermediate Government Bond Index for the quarter.

     The second quarter began with many bond investors concerned that the Federal Reserve would continue to boost short-term interest rates as it had done in March, resulting in losses for the quarter ending March 31. Interest rates remained steady during most of April, but some very positive news on employment costs ignited

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a rally on the final two days of the month. April returns were the strongest of any month so far this year. May was not a particularly strong month for fixed income securities. The unemployment rate dropped to 4.9%, a level not seen in 20 years, and consumer confidence levels continued to soar. Bond investors feared that these, and other indicators of a very strong economy would prompt the Federal Reserve to once again raise interest rates. Fed Chairman Greenspan has warned more than once of his intent to keep inflation from becoming a problem. Fears of an increase in rates were alleviated when the Federal Reserve decided to leave monetary policy unchanged at its meeting in late May. With the threat of intervention lessened for the near term, bonds were poised for solid gains in June. Although economic indicators remained strong, inflation readings were reported well below analysts' expectations. June's returns ranked second only to April's for the first six months of this year.

     The Portfolio maintained a duration slightly shorter than that of its benchmark, the Lehman Intermediate Government Bond Index, throughout the second quarter of this year. It is expected to be managed to a duration close to that of its benchmark over the near term. An overweighting in Government mortgages relative to the Index added value during the quarter, as these bonds generally outperformed both Treasury and agency issues. The Portfolio invests exclusively in AAA rated Government issues, eliminating the credit risks associated with bonds in the corporate sector.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

     In contrast to the first quarter of this year, interest rates ended the period lower than where they started. This translated into solid returns for bond funds. As measured by the Lehman Government/Corporate Index, bonds gained 2.7% during the second quarter. This was the highest calendar quarter return since the three month period ending December, 1995. Diversified's Government/Corporate Bond Portfolio performed well, doing better than the average fund in the Lipper Intermediate Investment Grade Bond universe.

     The 25 basis point increase the Federal Reserve enacted in late March was intended to start the process of slowing economic growth by making it more expensive for corporations and individuals to borrow money. As this quarter began, bond investors were concerned that the Fed might again raise rates at its next scheduled meeting in May. For this reason, fixed income securities were not expected to perform well in the second quarter. Indeed, according to the indicators released throughout this period, the pace of economic activity did not appear to be slowing significantly. However, the bond market breathed a sigh of relief when on May 20th the Federal Reserve decided to leave rates unchanged. Explaining its reason for taking no action, the Fed noted the lack of any inflation that usually accompanies periods of strong economic growth. Even in a period of strong growth, very high employment and record levels of consumer confidence, consumers are not paying more for goods and services.

     The question bond holders must ask themselves now is whether the trend of above average growth and below average inflation can continue. So far, gains in productivity have been able to offset higher wages paid to workers. If this were to continue, bonds would remain an attractive investment. However, even moderate price increases passed on to the consumer could ultimately translate into lower bond prices.

     The Portfolio maintained a longer duration than that of the Lehman Government/Corporate benchmark during the quarter, and thus benefited from the decline in interest rates over the period. Also, an overweighting in corporate issues relative to the benchmark added value as government bonds generally could not match the returns of corporate issues. Looking forward, the Portfolio will be managed to a duration close to that of its Index over the near term while the market digests some of its recent gains. As always, the manager's emphasis will be to seek fixed income securities which are believed to be undervalued by the marketplace for addition to the Portfolio.

                               BALANCED PORTFOLIO

     Portfolios invested in a mix of stocks and bonds generated an attractive return in the three month period ending June 30. The average fund in the Lipper Balanced universe gained 10.2%, driven by a 17.5% gain in the S&P 500 Index. Bonds also had a strong quarter, with the Lehman Government/Corporate Index gaining 3.6%.

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The return of the Diversified Balanced Portfolio trailed the average balanced fund slightly for the quarter. However, over the first six months of this year, the Portfolio is outperforming 80% of the funds in this universe.

     The return for this quarter was most impacted by asset allocation. The Portfolio reduced its equity weighting throughout the period, which detracted from overall performance in a period of very strong equity returns. This more conservative stock/bond mix, which enabled the Portfolio to outperform in the first quarter of this year, would not allow it to keep pace with those balanced funds with heavier equity orientations. As of quarter end, the Portfolio had a 45% weighting in stocks, and 49% in bonds.

     Although the overall return on the Portfolio lagged for the quarter, the return on the equity portion continues to be outstanding, beating the S&P 500 Index by over 1%. The highest returning stock in the Portfolio was Philips Electronics, up 63%. Philips, Europe's largest electronics maker, announced that it would merge its consumer communications product business with U.S. based Lucent Technologies. The new company is expected to generate $2.5 billion in sales. American Home Products (31%) was another strong performer for the quarter. The company, producers of Advil, Centrum and Robitussin, also makes the most widely prescribed drug in the U.S., estrogen replacing Premarin. The stock surged when it was announced that the Food and Drug Administration would not allow rivals Duramed or Barr Labs. to market a generic version of this drug, shutting them out of this $1 billion-a-year market. IBM (37%) was another stock in the Portfolio that performed well. During the quarter, the company received "buy" recommendations from the major brokerage houses and declared a 14% increase in its quarterly dividend payout. The company also made two favorable announcements. First, shareholders overwhelmingly approved a 2-for-1 stock split, and second, IBM plans to buy back $3.5 billion of its own stock.

                            EQUITY INCOME PORTFOLIO

     Equity income investors experienced exceptional returns for the three month period ending June 30, with the average fund in the Lipper Equity Income universe gaining 12.9%. Diversified's Equity Income Portfolio was able to generate a return superior to most of the funds in this universe, placing it in the top 20% of all funds. When combined with the strong performance in the first quarter, the Portfolio now ranks 10th out of the 185 equity income funds tracked by Lipper over the first six months of this year.

     The performance of the Equity Income Portfolio in the second quarter was most influenced by the consumer non-cyclical and industrial sectors. Superior stock selection in these areas contributed greatly to the overall outstanding return. The Portfolio will typically have large weightings in consumer non-cyclical and industrial issues. These are generally large, well known companies with stable growth rates which tend to distribute above average dividends to shareholders.

     Warner-Lambert (44%), Bristol-Myers (38%), and Colgate-Palmolive (31.5%) were three of the stocks in the consumer non-cyclical sector that helped this area to an overall 26% gain. Warner-Lambert, makers of Listerine, Benadryl and Rolaids, and Bristol-Myers, which produces Bufferin and Excedrin, are also heavily involved in the development of prescription pharmaceuticals. Warner-Lambert announced a new diabetes-fighting drug, Rezulin, which is expected to develop into a $1 billion market. Bristol-Myers stock surged when the company received a patent on its new cancer drug Taxol. The patent allows the company to keep rival drugs off the market for at least two years. Bristol-Myers expects sales to top $1 billion this year alone. Colgate-Palmolive, the world's top seller of toothpaste, was rewarded by investors when it announced that earnings in the first quarter were higher than analysts had expected.

     In the industrial sector, General Electric gained over 30% in the three month period ending June 30. GE, the largest holding in the Portfolio, was positively impacted by strong advertising revenue gains from its affiliate NBC. Also, the healthy economy and high levels of employment and consumer confidence has benefited GE's consumer appliance division. Additionally, Timken, an international manufacturer of highly engineered bearings and alloy steels, returned 34% during the period due to stronger than expected first quarter earnings. In a milestone only 200 other public companies have reached, June marked the 300th consecutive quarter the company has distributed a dividend to its shareholders.

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

                             EQUITY VALUE PORTFOLIO

     Value investing, as measured by the Russell 1000 Value Index, enjoyed healthy returns of 14.7% during the second quarter. The average value manager, however, lagged the Russell 1000 Value Index by approximately 70 basis points. Diversified's Equity Value Portfolio manager, Ark Asset Management, underperformed the Index as well. Asset allocation was the key detractor from performance.

     The Federal Reserve's decision to raise interest rates at the end of the first quarter sparked interest rate fears throughout the investment community. Would the Federal Reserve follow its 1994 pattern, in which interest rates were raised on six different occasions? The lowest unemployment rate in a generation -- a scant 4.8% -- coupled with the highest consumer confidence reports in 28 years pressured interest rates, and the interest rate sensitive financial sector. The Portfolio decreased exposure to financial related stocks in anticipation of a second interest rate hike. However, continued reports of subdued inflation rallied the financial sector, and the Russell 1000 Value Index. The Equity Value Portfolio did not fully participate in the rally, detracting from performance.

     Although the Portfolio did not have a large exposure to the financial sector's rally, it did participate fully in the technology sector's gains, the best performing sector in the Russell 1000 Value Index. High-end computer companies such as IBM and Hewlett Packard realized greater profit margins than low-end PC manufacturers. IBM is also generating additional revenue from its Services Group. The unit assists companies in the initial setup and ongoing maintenance of computer systems and networks. The Portfolio's technology holdings returned 29.3% for the period, outpacing the technology holdings in the Russell 1000 Value Index by approximately 850 basis points.

     The Portfolio also realized superior stock selection in the consumer cyclical sector. Lower interest rates and a strong job market encouraged consumer spending. Portfolio holding Ford Motor Company, the world's largest truck manufacturer, introduced the Expedition, a sport utility truck. Ford boosted production of the vehicle in order to satisfy demand. The sport utility truck generates approximately $10,000 in profits for each unit sold, which helped Ford advance 21.7% during the period.

                           GROWTH & INCOME PORTFOLIO

     Investors in the Growth & Income Portfolio enjoyed superior results in the second quarter. While the S&P 500 Index advanced 17.5%, the largest calendar quarter gain in a decade, most managers underperformed the benchmark. The Lipper Growth & Income Average, comprised of the 30 largest growth & income managers, returned only 14.0%. However, the Growth & Income Portfolio, managed by Putnam Investments, submitted stellar performance in topping the S&P 500 benchmark. Putnam's asset allocation was exceptionally good. The manager held a larger position than the S&P 500 Index for the top five performing sectors. Superior stock selection in the technology and consumer non-cyclical sectors helped the Portfolio outperform 95% of all growth & income managers tracked by Lipper Analytical Services.

     Software makers accounted for large gains in the technology sector. Companies that manufacture software used in computer networks advanced sharply higher. Microsoft's Office 97 and Windows NT products helped propel the company's stock 38% during the quarter. Computer Associates, the world's third largest software maker, is increasing business lines in Asia, a relatively untapped market for business software. Portfolio holding Motorola, the world's top supplier of cellular telephones, is also going global. In China, where wireless communications are cheaper to set up than wired systems, cellular phones are referred to as "Motorolas" because of Motorola's market dominance. The company climbed 26% in the second quarter.

     Health care related securities flourished in the consumer non-cyclical sector. The Portfolio benefited from a 16% weighting in the pharmaceutical/health care industries, the Portfolio's largest industry allocation. Drug makers continue to rally, as aging baby boomers become more reliant on relatively inexpensive drugs in an effort to avoid costly surgical procedures. Pfizer and Warner Lambert were each up in excess of 40% for the period. Merck & Co., the nation's largest drugmaker, has increased spending on research and development in an effort to satisfy surging demand. Merck's Vasotec is the number one cardiovascular medication in the world, while Merck's Zocor outsells all other drugs used to lower cholesterol levels. In addition to a strong

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product lineup, the company also brokers drug purchases for employer health plans. The strategy generates about 33% of Merck's total sales.

                            EQUITY GROWTH PORTFOLIO

     Growth oriented portfolios, as measured by the Lipper Growth Fund Index, moved sharply higher with a total return of 15.8% in the second quarter. The average manager fell short of the Russell 1000 Growth Index performance benchmark by 18.9%. However, Chancellor LGT Asset Management, Diversified's Equity Growth Portfolio manager, submitted stellar performance in topping the benchmark. Chancellor's performance was better than 82% of all growth fund managers during the quarter, according to Lipper Analytical Services. The Portfolio benefited most from the consumer non-cyclical and financial sectors.

     In the wake of the Federal Reserve's decision to raise interest rates at the end of the first quarter, Chancellor allocated 30% of the Portfolio to the consumer non-cyclical sector. The manager did this with an eye on history -- only once has the Fed stopped at a single rate hike. The consumer non-cyclical sector is considered a safe haven in times of rising rates. Exceptional stock selection within the sector drove performance sharply higher. Eli-Lilly is one drugmaker that advanced on the increased use of medicines to treat and prevent illnesses. For example, Evista, a drug developed by Lilly, prevents bone loss in the spine and hip, greatly reducing the risk of fractures. The number of Americans suffering from osteoporosis is expected to increase from 25 million today to 200 million by the year 2000 due to the aging baby boomers, opening a $3 billion market. Other drug manufacturers in the Portfolio that advanced 28% on average included Schering Plough, Merck and Pfizer.

     The Portfolio also realized large gains in the financial sector. Asset allocation played a key role. The Portfolio held a position in the sector that was three times the Index weighting. The overweighted position paid off, since the financial sector was the best performing sector in the Russell 1000 Growth Index. Economic indicators released throughout the quarter displayed stable economic conditions that helped power the financial sector. Portfolio holding BankAmerica advanced 28.8% over the period. Continued low unemployment and declining interest rates increased the loan application rate for cars and houses by approximately 9 percent. The economic environment for banks was ideal. The economy was not hot enough to trigger higher interest rates, while the jobs market continued to be strong enough to support outstanding loans. Other financial companies that helped the Portfolio's performance during the quarter included NationsBank and Travelers.

                            SPECIAL EQUITY PORTFOLIO

     Small capitalization stocks, as measured by the Russell 2000 Index, continued to underperform their brethren large company stocks, as measured by the S&P 500 Index, by returning 16.2% versus 17.4%, respectively, for the second quarter. Year-to-date, the S&P 500 Index is exceeding the Russell 2000 Index by a margin of 10.3%. The reasons for the relative underperformance can be attributable to investor preference for liquidity and safety, reinforced by the well-publicized inability of active managers to shine, and to large companies in general operating more efficiently than was the case five to ten years ago. Large companies are posting earnings gains equal to the small company universe.

     The Portfolio's strong result in the second quarter was primarily due to sector selection in the basic industry sector and to strong stock selection from the industrial and consumer cyclical sectors.

     The Portfolio's significant underweighting in the basic industry sector enhanced the Portfolio's relative performance as this sector lagged for the quarter. The relative weakness was associated with metal and mining stocks, as the price of gold has fallen to a twelve year low. In addition, the inability of companies to raise prices also weighed heavily on this group.

     The largest contributing sector for the Portfolio was the industrial sector, which accounted for approximately 25% of the Portfolio's performance, and outperformed for the quarter. The primary catalysts were strong earnings reports from the companies held in the Portfolio, and investors' belief that economic growth will continue, due to low inflation and interest rates. These catalysts are providing the fundamentals for these companies to sustain profit margins. Stocks which led the way were Cambridge Technology Partners, Inc., a computer services company, and Concord EFS, Inc., which provides authorization for electronic transactions, primarily for card services. Both companies' stocks gained approximately 38%. In addition, National Data Corporation, which provides information systems and services for the health care and payment systems markets, rose approximately 22%.

     The strong economy, attributed primarily to a very confident consumer, also aided in the performance of the consumer cyclical sector. This sector was led by specialty retailers including Consolidated Stores Co., U.S. Office Products Co. and Dollar Trees Stores, Inc. These companies returned approximately 23% as a group. In addition, strong performances from commercial freight forwarding stocks enhanced this sector's returns. Rising volume and a firm pricing environment coupled with decreasing fuel costs resulted in favorable profits for these stocks. Airborne Freight Corp., Air Express International Corp., and Sea Containers Ltd. were the primary contributors to this group's outperformance.

                          AGGRESSIVE EQUITY PORTFOLIO

     Aggressive Equity investors enjoyed exceptional performance during the second quarter. The benchmark Russell 2000 Growth Index advanced 17.56%, while the Aggressive Equity Portfolio soundly outperformed the Index by approximately 275 basis points. Asset allocation was the driving force behind the fine performance. McKinley Capital Management, the Portfolio manager, held a position in the technology sector that was three times the Index weighting. With technology being the best performing sector of the Russell 2000 Growth Index, returning 23.6%, technology holdings clearly propelled the Portfolio as it outperformed 90% of all mid-cap equity funds for the quarter, according to Lipper Analytical Services.

     Computer manufacturers led the technology rally. A surge in second quarter revenue spiked stock prices sharply higher, as corporations upgraded networks and purchased machines with Intel's latest generation of processors. Dell Computer Corporation, with more than 90% of sales to corporate customers, was clearly the star performer in the quarter, advancing 74%. Dell's strength lies in its direct-marketing approach. Instead of producing standardized PCs based on sales predictions, the company custom builds computers as they are ordered. The strategy allows Dell to provide the latest technology without large investments in inventory that could quickly become obsolete in the rapidly changing computer industry. Such foresight has increased Dell's stock price an astounding 393% for the one year period ending June 30, 1997.

     Other computer makers included in the Portfolio are Compaq and Sun Microsystems. Compaq, the world's leading PC maker with a 10% global market share, benefited from an increased presence in the network server and low-end workstation markets. Sun Microsystems continued its stronghold on the high-performance workstation models, used mainly by engineers and graphic artists. But it was Sun's sensational Java programming package, enabling users to add animation and real-time video to web pages, that powered the company to a 28% gain in the quarter.

     In addition to the gains generated in the technology sector, the Portfolio experienced strong performance in the health care industry due to superior stock selection. Bristol-Myers Squibb and Warner-Lambert were among the Portfolio's holdings that profited from a health insurers' belief, namely, that it is less expensive to pay for drugs as a preventative measure than for costly surgical procedures and hospital stays. For example, Warner-Lambert's newly released Lipitor should help the 50 million Americans with high cholesterol, of which only 3.5 million are receiving treatment today. With America's aging population, look for the Aggressive Equity Portfolio to capitalize on increased earnings in the pharmaceutical industry.

                           HIGH YIELD BOND PORTFOLIO

     As measured by the Salomon Brothers Cash Pay Index, the high yield bond market returned 4.4% during the second quarter of 1997, outperforming most investment grade fixed income indices. BB rated issues were positively impacted by the decline in interest rates over the period, and B rated issues advanced due in part to the large gain in the stock market. Generally, the lower rated B tier outperformed BB rated issues.

Diversified's High Yield Bond Portfolio was overweighted in B rated bonds and was able to generate a return higher than that of the Salomon Index.

     Issuance in the high yield market continues at a record setting pace. Over $30 billion of new high yield securities came to market in the second quarter. This exceeded the previous record quarter, set in the first three months of this year. Importantly, the demand for these new issues was even greater than overwhelming supply. Consequently, the return on high yield bonds came from a combination of both coupon income and price appreciation.

     Investor uncertainty over lofty stock valuations and direction of interest rates continues to benefit the high yield bond market. While individuals in need of high income remain the market's core constituency, both retail and institutional investors are increasingly embracing high yield as an attractive option for addition to their portfolios. These bonds offer equity-like returns, but have risk characteristics closer to investment grade bond issues. Thus, high yield issues are swelling within income-oriented equity mutual funds as well as investment grade debt funds in search of a bit more yield. Also, the low correlation to the broad stock and bond markets serves as an effective diversification tool, especially important to investors concerned with preservation of capital.

     The outlook for the high yield market remains positive, particularly relative to other fixed income investments. Investor demand for these securities is likely to remain strong, especially in light of the current low level of interest rates and the concerns associated with what many believe to be an overvalued stock market. The Portfolio remains defensively positioned with respect to industry exposure, and will continue to seek quality corporations which both dominate within their industries and who can also generate steady, assured cashflows.

                         INTERNATIONAL EQUITY PORTFOLIO

     Developed markets all over the world were extremely strong during the second quarter, with a number of European equity markets hitting record highs in June. The benchmark Morgan Stanley Capital International Gross Domestic Product Europe, Australia, and Far East (MSCI GDP EAFE) Index returned 11.3% for the quarter. Diversified's International Equity Portfolio both outperformed the benchmark and 97% of the funds in the Lipper International Funds universe.

     The US dollar showed mixed strength over the quarter, declining against the yen, the Swiss franc and the British pound, but gaining against the German mark and the French franc. The dollar's relative weakness against the yen helped boost Japanese local market returns over the quarter by an average of 9.5 percentage points in US dollar terms. Asian markets as a group outpaced markets in the U.S. and Europe, with the Japanese equity market in particular up 23.7% in US dollar terms. The International Equity Portfolio manager holds its largest position in Japan, at over 25%. Individual stock selection had an especially positive impact on returns.

     Although its markets in general did well, Europe continues to be preoccupied with issues swirling around the European Monetary Union (EMU). Tensions between Germany, the region's largest economy, and France over EMU's terms increased during the quarter. The recently elected Socialist coalition in France is refusing to commit to strict adherence to EMU treaty criteria, a commitment which Germany insists on for each member country's participation. France is demanding that European Union members put a higher priority on job growth.

     In addition, internal dissension in Germany over EMU increased. Local economists doubt Germany can meet the treaty's 3.0% deficit target by the close of 1997, and local politicians are calling for a delay of EMU if the strict requirements cannot be met on time. Meanwhile, joblessness in Germany is rising, as is inflation. France and Germany both lagged the MSCI GDP EAFE over the quarter, returning 3.2% and 5.0% in US dollar terms, respectively. The manager's underweightings in these two larger European markets helped performance.

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                             INTERMEDIATE   GOVERNMENT/
                                  MONEY           HIGH        GOVERNMENT     CORPORATE                        EQUITY
                                  MARKET      QUALITY BOND       BOND           BOND         BALANCED         INCOME
                               ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost..........  $226,884,750   $210,667,375   $ 85,868,745   $306,376,400   $391,555,042   $  819,729,126
                               ============   ============    ===========   ============   ============    =============
Securities, at market........  $226,884,750   $210,576,933   $ 85,525,656   $310,017,400   $417,104,108   $1,185,281,591
Repurchase agreement,
 at value....................            --        257,173             --             --     25,481,743               --
Cash.........................        19,096             --             --         82,016             --           82,298
Foreign currency holdings, at
 value (cost $114,442).......            --             --             --             --             --               --
Receivable for securities
 sold........................            --         84,997             --             --        765,082        3,837,576
Receivable for foreign
 currency forward
 contracts...................            --             --             --             --             --               --
Interest receivable..........        10,750      1,998,439        843,658      4,930,851      3,115,704          477,243
Variance margin receivable...            --             --             --             --             --               --
Dividends receivable.........            --             --             --             --        359,684        1,639,922
Receivable from securities
 lending.....................            --            510          4,521             --             --               --
Reimbursement from advisor...            --             --          2,354             --         14,531            1,087
                               ------------   ------------    -----------   ------------   ------------    -------------
         Total assets........   226,914,596    212,918,052     86,376,189    315,030,267    446,840,852    1,191,319,717
                               ------------   ------------    -----------   ------------   ------------    -------------
LIABILITIES:
Deposit for securities
 loaned......................            --      5,118,750             --             --     95,892,493       28,062,880
Payable for securities
 loaned......................            --             --             --         20,591          3,357           11,715
Payable for securities
 purchased...................            --             --             --             --      6,404,902               --
Bank overdraft...............            --             --        314,757             --             --               --
Payable for foreign currency
 forward contracts...........            --             --             --             --             --               --
Payable to advisor...........         8,581         12,209             --          2,904             --               --
Accrued expenses:
 Investment advisory fees....        47,320         59,805         27,775         97,900        131,467          441,300
 Custody fees................         8,925          6,531          7,180         41,198         19,339           95,648
 Professional fees...........        16,258         16,144         13,581         15,666         16,558           35,797
 Reports to shareholders.....         1,279          1,316            644          2,004          1,955            6,832
 Miscellaneous fees..........         1,610          1,813          2,441          2,654          3,215           12,350
                               ------------   ------------    -----------   ------------   ------------    -------------
         Total liabilities...        83,973      5,216,568        366,378        182,917    102,473,286       28,666,522
                               ------------   ------------    -----------   ------------   ------------    -------------
         NET ASSETS..........  $226,830,623   $207,701,484   $ 86,009,811   $314,847,350   $344,367,566   $1,162,653,195
                               ============   ============    ===========   ============   ============    =============
NET ASSETS CONSIST OF:
 Paid-in capital.............  $226,830,623   $207,791,926   $ 86,352,900   $311,206,350   $318,818,500   $  797,100,730
 Net unrealized appreciation
   (depreciation) on
   securities................            --        (90,442)      (343,089)     3,641,000     25,549,066      365,552,465
 Net unrealized appreciation
   on translation of assets
   and liabilities in foreign
   currencies................            --             --             --             --             --               --
                               ------------   ------------    -----------   ------------   ------------    -------------
         NET ASSETS..........  $226,830,623   $207,701,484   $ 86,009,811   $314,847,350   $344,367,566   $1,162,653,195
                               ============   ============    ===========   ============   ============    =============

                       See notes to financial statements.

         EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         VALUE          INCOME         GROWTH         EQUITY        EQUITY         BOND          EQUITY
      ------------   ------------   ------------   ------------   -----------   -----------   -------------
      $125,062,773   $234,507,727   $363,522,954   $524,498,596   $12,561,051   $29,466,654   $ 169,882,218
       ===========   ============   ============   ============   ===========   ===========    ============
      $136,295,118   $284,347,518   $427,067,994   $650,042,620   $14,841,603   $30,043,513   $ 206,831,212
        13,356,092     11,690,138     12,503,702     44,839,798     1,319,166     3,217,465      15,143,791
                --             --             --             --            --         2,040              --
                --             --             --             --            --            --         114,401
           539,255         94,497      1,695,743      7,436,184       591,393            --         267,916
                --             --             --             --            --            --         141,686
             2,045          1,793          2,009          6,793           202       648,417          13,214
                --             --             --             --            --            --           2,823
           257,928        253,318        233,635        341,537         1,200            --         569,529
               604          5,926         12,508         14,550            --            --           1,142
             3,027             --             --             --         4,764         1,319           2,635
       -----------   ------------   ------------   ------------   -----------   -----------    ------------
       150,454,069    296,393,190    441,515,591    702,681,482    16,758,328    33,912,754     223,088,349
       -----------   ------------   ------------   ------------   -----------   -----------    ------------
         5,747,160     23,374,400     44,196,500     90,144,329            --            --       7,761,300
                --             --             --             --            --            --              --
           919,776      1,574,833      2,891,723      7,874,761     1,033,562            --       1,544,761
                --             --             --             --            --            --              --
                --             --             --             --            --            --         107,548
                --          7,108         12,246         29,278            --            --              --
            64,378        135,348        205,654        401,314        12,301        15,263         132,077
            18,773         33,349         14,730         56,849        16,192            --          12,835
            11,423         14,099         15,985         17,932        10,816        16,134          21,902
               419          1,571          2,116          5,823           104           160             810
             7,509          2,403          2,953          6,397         7,002         6,416           6,742
       -----------   ------------   ------------   ------------   -----------   -----------    ------------
         6,769,438     25,143,111     47,341,907     98,536,683     1,079,977        37,973       9,587,975
       -----------   ------------   ------------   ------------   -----------   -----------    ------------
      $143,684,631   $271,250,079   $394,173,684   $604,144,799   $15,678,351   $33,874,781   $ 213,500,374
       ===========   ============   ============   ============   ===========   ===========    ============
      $132,452,286   $221,410,288   $330,628,644   $478,600,775   $13,397,799   $33,297,922   $ 176,514,470
        11,232,345     49,839,791     63,545,040    125,544,024     2,280,552       576,859      36,948,994
                --             --             --             --            --            --          36,910
       -----------   ------------   ------------   ------------   -----------   -----------    ------------
      $143,684,631   $271,250,079   $394,173,684   $604,144,799   $15,678,351   $33,874,781   $ 213,500,374
       ===========   ============   ============   ============   ===========   ===========    ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1997
                                  (UNAUDITED)

                                                                 INTERMEDIATE   GOVERNMENT/
                                       MONEY          HIGH        GOVERNMENT     CORPORATE                     EQUITY
                                       MARKET     QUALITY BOND       BOND          BOND        BALANCED        INCOME
                                     ----------   ------------   ------------   -----------   -----------   ------------
INVESTMENT INCOME:
  Interest income................... $5,626,717    $6,340,638     $2,713,934    $11,411,752   $ 4,869,806   $  1,627,105
  Dividend income...................         --            --             --             --     1,442,177     13,047,592
  Withholding tax...................         --            --             --             --            --         (9,000)
                                     ----------    ----------     ----------    -----------   -----------   ------------
         Total income...............  5,626,717     6,340,638      2,713,934     11,411,752     6,311,983     14,665,697
                                     ----------    ----------     ----------    -----------   -----------   ------------
EXPENSES:
  Investment advisory fees..........    252,547       336,820        158,307        570,491       687,990      2,327,303
  Custody fees......................     25,365        27,358         22,988         53,938        41,894        113,581
  Professional fees.................     11,062        11,603         10,345         11,332        11,949         22,796
  Reports to shareholders...........        928           956            476          1,606         1,526          5,210
  Miscellaneous fees................      4,613         4,759          4,144          5,989         5,764         12,901
                                     ----------    ----------     ----------    -----------   -----------   ------------
         Total expenses.............    294,515       381,496        196,260        643,356       749,123      2,481,791
Expenses reimbursed by the
  advisor...........................         --            --        (14,889)            --          (359)            --
                                     ----------    ----------     ----------    -----------   -----------   ------------
         Net expenses...............    294,515       381,496        181,371        643,356       748,764      2,481,791
                                     ----------    ----------     ----------    -----------   -----------   ------------
Net investment income (loss)........  5,332,202     5,959,142      2,532,563     10,768,396     5,563,219     12,183,906
                                     ----------    ----------     ----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND FOREIGN
  CURRENCIES:
  Net realized gains (losses) on
    securities......................     (1,529)     (555,947)        46,967         88,896    23,062,178     44,596,471
  Net realized gains on foreign
    currency transactions...........         --            --             --             --            --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities......................         --      (122,635)       (16,068)    (1,356,597)    7,230,238    136,920,388
  Net change in unrealized
    depreciation on translation of
    assets and liabilities in
    foreign currencies..............         --            --             --             --            --             --
                                     ----------    ----------     ----------    -----------   -----------   ------------
Net realized and unrealized gains
  (losses) on securities and foreign
  currencies........................     (1,529)     (678,582)        30,899     (1,267,701)   30,292,416    181,516,859
                                     ----------    ----------     ----------    -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................... $5,330,673    $5,280,560     $2,563,462    $ 9,500,695   $35,855,635   $193,700,765
                                     ==========    ==========     ==========    ===========   ===========   ============

                       See notes to financial statements.

      EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
       VALUE        INCOME        GROWTH        EQUITY        EQUITY        BOND         EQUITY
    -----------   -----------   -----------   -----------   ----------   ----------   -------------
    $   152,364   $   292,490   $   315,799   $ 1,141,828   $   31,932   $1,219,272    $    286,745
        806,113     1,344,716     1,759,423     1,834,321       15,577           --       2,026,986
             --        (4,379)           --        (2,367)          --           --        (250,047)
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
        958,477     1,632,827     2,075,222     2,973,782       47,509    1,219,272       2,063,684
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
        240,206       684,776     1,107,677     2,146,024       75,180       74,055         629,967
         38,262        52,997        41,144       115,597       23,643       22,400          88,639
          9,216        10,895        11,698        13,174        8,768        9,293          13,084
            369         1,195         1,705         4,081           81          128             770
          3,360         5,132         6,097         7,677        2,865        3,110           3,958
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
        291,413       754,995     1,168,321     2,286,553      110,537      108,986         736,418
        (38,262)      (13,669)       (6,628)       (7,068)     (32,730)     (27,746)             --
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
        253,151       741,326     1,161,693     2,279,485       77,807       81,240         736,418
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
        705,326       891,501       913,529       694,297      (30,298)   1,138,032       1,327,266
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
      3,283,815    12,312,511    (7,733,475)    6,824,477     (713,422)     133,583       4,075,017
             --            --            --            --           --           --         692,720
      9,664,513    27,803,121    49,825,706    47,885,241    2,045,093      204,529      24,877,159
             --            --            --            --           --           --        (313,080)
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
     12,948,328    40,115,632    42,092,231    54,709,718    1,331,671      338,112      29,331,816
    -----------   -----------   -----------   -----------   ----------   ----------     -----------
    $13,653,654   $41,007,133   $43,005,760   $55,404,015   $1,301,373   $1,476,144    $ 30,659,082
    ===========   ===========   ===========   ===========   ==========   ==========     ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE PERIOD ENDED JUNE 30, 1997
                                  (UNAUDITED)

                                                                            INTERMEDIATE   GOVERNMENT/
                                                   MONEY          HIGH       GOVERNMENT     CORPORATE
                                                   MARKET     QUALITY BOND      BOND           BOND        BALANCED
                                                ------------  ------------  -------------  ------------  ------------
FROM OPERATIONS:
  Net investment income (loss)................. $  5,332,202  $  5,959,142  $   2,532,563  $ 10,768,396  $  5,563,219
  Net realized gains (losses) on securities....       (1,529)     (555,947)        46,967        88,896    23,062,178
  Net realized gains on foreign currency
    transactions...............................           --            --             --            --            --
  Net change in unrealized appreciation
    (depreciation) on securities...............           --      (122,635)       (16,068)   (1,356,597)    7,230,238
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies.........................           --            --             --            --            --
                                                ------------  ------------   ------------  ------------  ------------
  Net increase in net assets resulting from
    operations.................................    5,330,673     5,280,560      2,563,462     9,500,695    35,855,635
                                                ------------  ------------   ------------  ------------  ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested...............  376,777,106    44,061,033     12,856,024    39,560,660    93,590,723
  Value of capital withdrawn................... (340,289,410)  (38,934,772)   (32,469,555)  (56,890,022)  (49,988,631)
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from capital transactions....................   36,487,696     5,126,261    (19,613,531)  (17,329,362)   43,602,092
                                                ------------  ------------   ------------  ------------  ------------
Net increase (decrease) in net assets..........   41,818,369    10,406,821    (17,050,069)   (7,828,667)   79,457,727
NET ASSETS:
  Beginning of period..........................  185,012,254   197,294,663    103,059,880   322,676,017   264,909,839
                                                ------------  ------------   ------------  ------------  ------------
  End of period................................ $226,830,623  $207,701,484  $  86,009,811  $314,847,350  $344,367,566
                                                ============  ============   ============  ============  ============

                       See notes to financial statements.

         EQUITY         EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
         INCOME         VALUE         INCOME        GROWTH         EQUITY       EQUITY        BOND         EQUITY
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
     $   12,183,906  $    705,326  $    891,501  $    913,529   $    694,297  $   (30,298) $ 1,138,032  $   1,327,266
         44,596,471     3,283,815    12,312,511    (7,733,475)     6,824,477     (713,422)     133,583      4,075,017
                 --            --            --            --             --           --           --        692,720
        136,920,388     9,664,513    27,803,121    49,825,706     47,885,241    2,045,093      204,529     24,877,159
                 --            --            --            --             --           --           --       (313,080)
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
        193,700,765    13,653,654    41,007,133    43,005,760     55,404,015    1,301,373    1,476,144     30,659,082
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
        170,461,943   120,098,118    80,310,688   136,012,073    138,182,649   14,032,689   22,901,827     76,256,259
       (158,330,182)  (19,100,654)  (57,680,168)  (83,971,835)   (96,706,108) (15,134,841)  (5,875,876)   (41,599,864)
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
         12,131,761   100,997,464    22,630,520    52,040,238     41,476,541   (1,102,152)  17,025,951     34,656,395
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
        205,832,526   114,651,118    63,637,653    95,045,998     96,880,556      199,221   18,502,095     65,315,477
        956,820,669    29,033,513   207,612,426   299,127,686    507,264,243   15,479,130   15,372,686    148,184,897
     --------------  ------------  ------------  ------------   ------------  -----------  -----------  -------------
     $1,162,653,195  $143,684,631  $271,250,079  $394,173,684   $604,144,799  $15,678,351  $33,874,781  $ 213,500,374
     ==============  ============  ============  ============   ============  ===========  ===========  =============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                           INTERMEDIATE   GOVERNMENT/
                                                 MONEY          HIGH        GOVERNMENT     CORPORATE
                                                MARKET      QUALITY BOND       BOND          BOND         BALANCED
                                             -------------  -------------  ------------  -------------  ------------
FROM OPERATIONS:
  Net investment income (loss).............. $   9,228,477  $  10,943,369  $  5,459,079  $  22,081,097  $  7,487,630
  Net realized gains (losses) on
    securities..............................        (8,786)       (34,374)     (586,993)      (913,114)   23,946,320
  Net realized gains on foreign currency
    transactions............................            --             --            --             --            --
  Net change in unrealized appreciation
    (depreciation) on securities............            --     (1,571,971)   (1,394,326)   (11,013,287)    3,998,704
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies......................            --             --            --             --            --
                                              ------------   ------------  ------------   ------------  ------------
  Net increase in net assets resulting from
    operations..............................     9,219,691      9,337,024     3,477,760     10,154,696    35,432,654
                                              ------------   ------------  ------------   ------------  ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested............   574,726,828    132,353,083    50,100,883    107,972,231   106,232,881
  Value of capital withdrawn................  (540,572,513)  (116,921,547)  (36,510,377)  (131,990,320)  (43,788,651)
                                              ------------   ------------  ------------   ------------  ------------
Net increase in net assets resulting from
  capital transactions......................    34,154,315     15,431,536    13,590,506    (24,018,089)   62,444,230
                                              ------------   ------------  ------------   ------------  ------------
Net increase in net assets..................    43,374,006     24,768,560    17,068,266    (13,863,393)   97,876,884
NET ASSETS:
  Beginning of year.........................   141,638,248    172,526,103    85,991,614    336,539,410   167,032,955
                                              ------------   ------------  ------------   ------------  ------------
  End of year............................... $ 185,012,254  $ 197,294,663  $103,059,880  $ 322,676,017  $264,909,839
                                              ============   ============  ============   ============  ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

        EQUITY        EQUITY       GROWTH &       EQUITY         SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
        INCOME        VALUE*        INCOME        GROWTH         EQUITY        EQUITY*       BOND         EQUITY
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
     $  25,571,730  $   240,724  $  1,776,479  $   (432,797)  $     960,323  $   (70,782) $   918,330  $   1,201,575
        39,593,303      910,307    16,329,122    64,682,669      55,282,281      594,156      (43,340)     2,640,559
                --           --            --            --              --           --           --        478,445
        83,552,175    1,567,832    13,845,816   (25,830,434)     32,173,450      235,459      210,284     10,896,919
                --           --            --            --              --           --           --        190,167
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
       148,717,208    2,718,863    31,951,417    38,419,438      88,416,054      758,833    1,085,274     15,407,665
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
       293,027,464   28,849,346   146,312,325   136,832,312     247,735,078   20,875,494    7,896,234     77,505,278
      (249,226,533)  (2,534,696)  (95,463,047)  (98,486,454)   (144,345,114)  (6,155,197)  (2,606,417)   (28,174,361)
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
        43,800,931   26,314,650    50,849,278    38,345,858     103,389,964   14,720,297    5,289,817     49,330,917
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
       192,518,139   29,033,513    82,800,695    76,765,296     191,806,018   15,479,130    6,375,091     64,738,582
       764,302,530           --   124,811,731   222,362,390     315,458,225           --    8,997,595     83,446,315
     -------------  -----------  ------------  ------------   -------------  -----------  -----------  -------------
     $ 956,820,669  $29,033,513  $207,612,426  $299,127,686   $ 507,264,243  $15,479,130  $15,372,686  $ 148,184,897
     =============  ===========  ============  ============   =============  ===========  ===========  =============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             COMMERCIAL PAPER -- 85.41%
$3,430,000   American Express Credit Corp.,
               5.54%, 07/21/97...............  $  3,419,443
 3,500,000   Associates Corp of N.A, 5.53%,
               07/11/97......................     3,494,624
 2,000,000   Avco Financial Services, Inc. --
               Canada, 5.65%, 07/21/97.......     1,993,722
 5,500,000   Avco Financial Services, Inc. --
               Canada, 5.60%, 08/18/97.......     5,458,933
 5,000,000   Banco Real S.A., 5.57%,
               10/02/97......................     4,928,054
 7,000,000   Bank Of New York, 5.52%,
               07/10/97......................     6,990,340
 4,000,000   Bank Of New York, 5.54%,
               08/29/97......................     3,963,682
 5,000,000   Chevron Transport Corp., 5.54%,
               07/25/97......................     4,981,533
   400,000   CIT Group Holdings, Inc., 5.53%,
               07/28/97......................       398,341
 2,300,000   CIT Group Holdings, Inc., 5.55%,
               08/26/97......................     2,280,143
 2,100,000   Commercial Credit Corp., 5.62%,
               07/09/97......................     2,097,377
 2,000,000   Commercial Credit Corp., 5.55%,
               08/29/97......................     1,981,808
 2,000,000   Conagra, Inc., 5.72%,
               07/25/97......................     1,992,373
 9,000,000   Copley Financing Corp., 5.55%,
               07/02/97......................     8,998,613
 6,300,000   Dow Chemical Company, 5.50%,
               07/11/97......................     6,290,375
 2,500,000   Enterprise Funding Corp., 5.54%,
               07/11/97......................     2,496,153
 1,064,000   Enterprise Funding Corp., 5.64%,
               08/01/97......................     1,058,832
 9,000,000   First National Bank of Chicago,
               5.66%, 09/03/97...............     9,038,458
 3,045,000   Ford Motor Credit Corp., 5.56%,
               07/21/97......................     3,035,594
 5,000,000   Ford Motor Credit
               Corp. -- Canada, 5.65%,
               08/05/97......................     4,972,535
 1,000,000   Ford Motor Credit
               Corp. -- Canada, 5.58%,
               09/23/97......................       986,980
 3,000,000   General Electric Capital Corp.,
               5.56%, 07/17/97...............     2,992,587
 1,800,000   General Electric Capital Corp.,
               5.52%, 07/25/97...............     1,793,376
 4,280,000   General Electric Capital Corp.,
               5.66%, 08/18/97...............     4,247,700
 7,325,000   Goldman Sachs Group, L.P.,
               5.55%, 07/02/97...............     7,323,871
 6,000,000   Heller Financial, Inc., 5.68%,
               07/21/97......................     5,981,067
 3,000,000   Heller Financial, Inc., 5.64%,
               07/22/97......................     2,990,130
 4,300,000   JHM Funding, Inc., 5.60%,
               08/12/97......................     4,271,907
 3,300,000   Lehman Brothers, Inc., 5.57%,
               07/18/97......................     3,291,320
 4,800,000   Lucent Technologies, Inc.,
               5.57%, 08/04/97...............     4,774,750
10,600,000   Merrill Lynch and Company, Inc.,
               5.64%, 08/04/97...............    10,543,537
 2,000,000   National Westminister Bank,
               5.61%, 07/08/97...............     1,997,819
 7,000,000   National Westminister Bank,
               5.58%, 07/15/97...............     6,984,810
 5,825,000   NYNEX Corp., 5.54%, 07/03/97....     5,823,207
 2,800,000   NYNEX Corp., 5.55%, 07/24/97....     2,790,072
 4,775,000   Paccar Financial Group, 5.57%,
               07/02/97......................     4,774,261
 3,300,000   Philip Morris Companies, Inc.,
               5.57%, 08/25/97...............     3,271,918
   350,000   Prudential Funding Corp., 5.51%,
               07/21/97......................       348,929
 6,500,000   Prudential Funding Corp., 5.55%,
               07/28/97......................     6,472,944
 3,500,000   Quebec Province, 5.65%,
               07/08/97......................     3,496,155
 6,000,000   Quebec Province, 5.63%,
               07/17/97......................     5,984,986
 2,000,000   Sanwa Business Credit, 5.63%,
               07/25/97......................     1,992,493
 1,200,000   Sears, Roebuck Acceptance Corp.,
               5.56%, 07/08/97...............     1,198,703
 4,500,000   Sears, Roebuck Acceptance Corp.,
               5.52%, 07/10/97...............     4,493,790
 1,800,000   Sears, Roebuck Acceptance Corp.,
               5.57%, 08/28/97...............     1,783,847
 7,300,000   Sony Capital Corp., 5.54%,
               07/14/97......................     7,285,396
 2,000,000   Textron Financial Corp., 5.80%,
               08/06/97......................     1,988,400
 2,000,000   Wyerhauser Company, 5.57%,
               07/18/97......................     1,994,739
 2,000,000   Xerox Corp., 5.52%, 08/11/97....     1,987,427
                                               ------------
             TOTAL COMMERCIAL PAPER
             (Cost $193,738,054).............   193,738,054
                                               ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             CERTIFICATES OF DEPOSIT -- 6.81%
$3,000,000   Banc One, Floating Rate, 5.63%,
               07/03/97+.....................  $  3,002,312
 5,500,000   Barclays US Funding, 5.63%,
               07/07/97......................     5,547,341
 5,825,000   Capital One Funding Corp.,
               Floating Rate, 5.63%,
               07/03/97+.....................     5,850,295
 1,000,000   Morgan Guaranty, 5.50%,
               08/05/97......................     1,052,422
                                               ------------
             TOTAL CERTIFICATES OF DEPOSIT
             (Cost $15,452,370)..............    15,452,370
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 4.26%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.17%
   400,000   5.37%, 07/25/97.................       398,568
                                               ------------
             FEDERAL HOME LOAN BANK -- 4.09%
 6,000,000   5.85%, 11/06/97.................     6,229,125
 3,000,000   5.91%, 03/24/98.................     3,047,773
                                               ------------
             TOTAL FEDERAL HOME LOAN BANK....     9,276,898
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $9,675,466)....     9,675,466
                                               ------------
             PRIVATE ASSET BACKED: CREDIT
               CARDS -- 3.54%
 8,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-C, Class N, Floating
               Rate, 5.69%, 07/15/97 (Cost
               $8,018,860)...................     8,018,860
                                               ------------
             Total Investments -- 100.02%
             (Cost $226,884,750).............   226,884,750
             Other assets less liabilities --
             (0.02)%.........................       (54,127)
                                               ------------
             NET ASSETS -- 100.00%...........  $226,830,623
                                               ============
The aggregate cost of investments for federal income tax
purposes at June 30, 1997, is $226,884,750.

---------------
+ This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of June 30, 1997.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             CORPORATE BONDS AND NOTES -- 73.49%
             BANKS -- 17.23%
$5,000,000   Banc One Auto Grantor Trust,
               6.27%, 11/20/03...............  $  4,999,973
 3,500,000   Banque Nationale de Paris,
               9.875% 5/25/98................     3,600,594
 8,000,000   First Omni Bank, Series 96-A ,
               6.65%, 09/15/03...............     8,042,400
   770,092   Fleet Finance, Series 90-1,
               6.70%, 01/15/06...............       771,168
   565,763   Fleet Finance, Series 91-A,
               8.45%, 04/15/06...............       570,243
 2,000,000   Korea Development Bank, 9.29%,
               03/13/98......................     2,043,484
 3,025,000   Korea Development Bank, 9.25%,
               06/15/98......................     3,105,299
 1,360,000   Korea Development Bank, 7.90%,
               02/01/02......................     1,410,880
 7,897,892   Union Acceptance Corp., 6.40%,
               10/10/02......................     7,927,194
 1,305,973   Western Finance Grantor Trust,
               4.60%, 04/01/99...............     1,300,448
 2,012,025   Western Finance Grantor Trust,
               5.875%, 03/01/02..............     2,009,047
                                               ------------
             TOTAL BANKS.....................    35,780,730
                                               ------------
             BROKERAGE -- 6.82%
 5,500,000   Bear Stearns & Company, 6.50%,
               06/15/00......................     5,475,509
   725,000   Lehman Brothers, Inc., Medium-
               Term Note, 6.08%, 07/08/98....       723,746
 5,000,000   Lehman Brothers, Inc., 7.625%,
               08/01/98......................     5,069,015
 2,695,000   Morgan Stanley, 8.875%,
               10/15/01......................     2,899,483
                                               ------------
             TOTAL BROKERAGE.................    14,167,753
                                               ------------
             FINANCE -- 27.00%
 4,000,000   Associates Corp. of North
               America, 5.99%, 12/15/00......     3,908,196
 2,000,000   Associates Corp. of North
               America, 6.15%, 01/13/03......     1,928,782
 3,170,000   Associates Corp. of North
               America, 6.01%, 02/07/03......     3,035,002
 1,000,000   British Gas Finance, Inc.,
               8.75%, 09/15/98...............     1,017,626
 5,000,000   CARCO, Auto Loan Series 94-3,
               8.125%, 10/15/99..............     5,028,125
 3,763,036   Chase Manhattan Grantor Trust,
               6.61%, 09/15/02...............     3,792,011
 1,964,207   Chemical Financial Acceptance
               Corp., 9.25%, 05/15/98........     2,024,245
 1,000,000   Ford Motor Credit Corp., 7.15%,
               01/26/00......................     1,013,611
 3,500,000   Ford Motor Credit Corp., 5.99%,
               02/27/01......................     3,412,749
 4,000,000   Ford Motor Credit Corp., 7.06%,
               06/06/01......................     4,034,140
   365,562   General Motors Acceptance Corp.
               Grantor Trust, Series 95-A,
               Class A, 7.15%, 3/15/00.......       368,523
 5,250,000   General Motors Acceptance Corp.,
               9.375%, 04/01/00..............     5,613,531
   600,000   Government Export Trust, 4.61%,
               09/01/98......................       591,747
 5,000,000   International Lease Finance,
               7.05%, 05/01/01...............     5,040,900
 7,500,000   John Deere Capital, 6.30%,
               06/01/99......................     7,500,900
 1,702,758   Navistar Finance, 6.55%,
               11/20/01......................     1,714,048
 1,000,000   Norwest Financial, 6.00%,
               08/15/97......................     1,000,194
 4,000,000   Norwest Corp., 6.75%,
               05/12/00......................     4,020,860
 1,016,604   Pemex Exp Grantor Trust, 7.66%,
               08/15/01......................     1,041,963
                                               ------------
             TOTAL FINANCE...................    56,087,153
                                               ------------
             PRIVATE ASSET BACKED: CONSTRUCTION -- 2.03%
 4,150,571   Case Equipment Loan Trust,
               Series 1994-C, Class A2,
               8.10%, 06/15/01...............     4,222,832
                                               ------------
             PRIVATE ASSET BACKED: CREDIT CARDS -- 4.64%
 5,000,000   Discover Card Master Trust I,
               Series 93-2A, 5.40%,
               11/16/01......................     4,960,850
 1,693,333   First Chicago Master Trust,
               6.25%, 08/15/99...............     1,694,315
 1,000,000   Household Affinity Credit Card
               Master Trust Fund, 7.00%,
               12/15/99......................     1,004,150
 1,000,000   MBNA Master Credit Card, 5.40%,
               09/15/00......................       991,770
 1,000,000   Signet Credit Card Master Trust,
               5.20%, 02/15/02...............       990,740
                                               ------------
             TOTAL PRIVATE ASSET BACKED:
             CREDIT CARDS....................     9,641,825
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             PRIVATE ASSET BACKED: RECEIVABLES -- 10.32%
$5,000,000   Capital Equipment Receivable
               Trust, Series 96-1, 6.28%,
               06/15/00......................  $  4,995,700
 3,414,938   Chevy Chase Auto Receivable
               Trust, 6.00%, 12/15/01........     3,423,065
 3,340,940   Chevy Chase Auto Receivable
               Trust, 6.60%, 12/15/02........     3,366,432
 4,605,021   First Sierra Receivables II,
               6.85%, 06/10/03...............     4,651,255
 1,749,484   IBM Credit Receivable Lease
               Asset Master Trust, Series
               93-1A, 4.55%, 11/15/00........     1,742,941
   628,221   IBM Credit Receivable Lease
               Asset Master Trust, 6.55%,
               07/16/01......................       631,651
 2,611,871   Toyota Auto Receivable Trust,
               Series 96-AA, 6.30%,
               07/20/01......................     2,623,964
                                               ------------
             TOTAL PRIVATE ASSET BACKED:
             RECEIVABLES.....................    21,435,008
                                               ------------
             REAL ESTATE -- 5.45%
   401,754   Daiwa Home Equity Loans, 7.875%,
               11/25/19......................       400,312
   385,669   Fleet Financial Home Equity,
               5.45%, 03/20/23...............       385,661
 3,818,569   GE Home Equity Loan, Series 91-1
               A, 7.20%, 09/15/11............     3,851,180
 1,041,545   Merrill Lynch Mortgage
               Investors, Inc., 10.10%,
               11/15/07......................     1,093,809
   750,109   Merrill Lynch Mortgage
               Investors, Inc., 10.35%,
               05/15/09......................       811,525
   463,302   Merrill Lynch Mortgage
               Investors, Inc., 9.40%,
               09/15/09......................       493,104
   680,513   Merrill Lynch Mortgage
               Investors, Inc., Series 91-DA,
               9.00%, 07/15/11...............       689,081
 2,945,815   Travelers Mortgage, 12.00%,
               03/01/14......................     3,373,238
    11,507   US Home Equity Loan, 9.25%,
               01/15/21......................        11,483
   194,844   US Home Equity Loan, 8.50%,
               04/15/21......................       195,265
                                               ------------
             TOTAL REAL ESTATE...............    11,304,658
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost $152,341,178).............   152,639,959
                                               ------------
             US TREASURY NOTES -- 4.82%
 5,000,000   6.25%, 05/31/99(a)..............     5,014,060
 5,000,000   6.00%, 06/30/99.................     4,992,190
                                               ------------
             TOTAL US TREASURY NOTES (Cost
             $10,001,896)....................    10,006,250
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 5.76%
             FEDERAL HOME LOAN MORTGAGE CORP. -- 1.98%
 1,913,910   PL# 850082, 9.00%, 10/01/05.....     1,974,374
   416,019   REMIC, Series MH-1, 10.15%,
               04/15/06......................       416,019
   988,462   PL# D0677, 7.50%, 03/01/08......     1,005,048
   123,545   PL# 273991, 6.50%, 03/01/13.....       122,802
   595,633   PL# 306816, 7.00%, 01/01/18.....       594,673
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP. ..........................     4,112,916
                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.24%
    64,482   8.00%, 07/25/97.................        64,244
   217,001   PL# 6346, 6.75%, 02/01/03.......       216,823
   211,085   PL# 137455, 7.00%, 04/01/04.....       211,993
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................       493,060
                                               ------------
             OTHER AGENCIES -- 1.44%
 1,700,000   Midstate Trust II, Series A3,
               9.35%, 04/01/98...............     1,723,392
 1,278,721   Guaranteed Export Certificates,
               4.813%, 12/15/98..............     1,262,530
                                               ------------
             TOTAL OTHER AGENCIES............     2,985,922
                                               ------------
             RESOLUTION TRUST CORP. -- 2.10%
 2,825,490   Resolution Trust Corp., 7.56%,
               08/25/21......................     2,863,493
 1,518,582   Resolution Trust Corp., Floating
               Rate, 6.67%, 07/25/27.........     1,515,530
                                               ------------
             TOTAL RESOLUTION TRUST CORP.....     4,379,023
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $12,085,629)...    11,970,921
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 3.34%
 5,000,000   Hydro Quebec, 6.36%, 01/15/02...     4,892,290
 2,000,000   Province of Ontario, 7.375%,
               01/27/03......................     2,054,178
                                               ------------
             TOTAL FOREIGN GOVERNMENT
             OBLIGATIONS (Cost $7,225,337)...     6,946,468
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
----------                                     ------------
             REGULATED INVESTMENT COMPANY -- 0.62%
 1,286,635   Merrimac Cash Fund -- Premium Class
             (Cost $1,286,635)(b)............  $  1,286,635
                                               ------------

PRINCIPAL
----------
             COMMERCIAL PAPER -- 7.65%
$4,425,000   Emerson Electric Company, 5.65%,
               07/07/97......................     4,420,833
 6,473,000   Northern States Power, 5.70%,
               07/07/97......................     6,466,851
 5,000,000   UBS Finance Delaware Inc.,
               6.20%, 07/01/97...............     5,000,000
                                               ------------
             TOTAL COMMERCIAL PAPER (Cost
             $15,887,684)....................    15,887,684
                                               ------------
             CERTIFICATE OF DEPOSIT -- 3.85%
 8,000,000   Sanwa Bank -- New York, 5.65%,
               07/07/97 (Cost $8,006,119)....     8,006,119
                                               ------------
             TIME DEPOSITS -- 1.85%
   340,912   Harris Trust & Savings Bank,
               6.25%, 07/01/97(b)............       340,982
 3,491,203   First National Bank of Boston,
               6.35%, 07/01/97(b)............     3,491,915
                                               ------------
             TOTAL TIME DEPOSITS (Cost
             $3,832,897).....................     3,832,897
                                               ------------
             TOTAL SECURITIES (Cost
             $210,667,375)...................   210,576,933
                                               ------------
             REPURCHASE AGREEMENT -- 0.13%
   257,173   With Investors Bank & Trust,
               dated 06/30/97, 5.32%,
               repurchase proceeds at
               maturity $257,211, 07/01/97
               (Collateralized by US Treasury
               Bills, due 12/11/97 with a
               value of $263,715) (Cost
               $257,173).....................       257,173
                                               ------------
             Total Investments -- 101.51%
             (Cost $210,924,548).............   210,834,106
             Other assets less liabilities --
             (1.51%).........................    (3,132,622)
                                               ------------
             NET ASSETS -- 100.00%...........  $207,701,484
                                                ===========

The aggregate cost of investments for federal income tax purposes at June 30, 1997, is $210,924,548.

The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation.........   $    739,681
    Gross unrealized depreciation.........       (830,123)
                                             ------------
    Gross unrealized depreciation.........   $    (90,442)
                                              ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             US TREASURY NOTES -- 39.34%
$9,000,000   5.25%, 07/31/98.................  $  8,943,750
 3,000,000   6.375%, 05/15/99................     3,015,000
 5,000,000   6.00%, 08/15/99.................     4,987,500
 7,000,000   7.75%, 12/31/99.................     7,249,375
 2,500,000   8.875%, 05/15/00................     2,674,218
 7,000,000   6.25%, 10/31/01.................     6,969,375
                                               ------------
             TOTAL US TREASURY NOTES
             (Cost $34,044,909)..............    33,839,218
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 50.12%
             FEDERAL HOME LOAN BANK -- 11.76%
 5,000,000   6.34%, 03/19/01.................     4,952,030
 5,000,000   7.39%, 08/22/01.................     5,157,035
                                               ------------
             TOTAL FEDERAL HOME LOAN BANK....    10,109,065
                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 13.05%
 3,000,000   REMIC, Series 1574, 6.50%,
               02/15/21......................     2,940,510
 5,300,000   REMIC, Series 1500, 7.00%,
               06/15/22......................     5,294,435
 1,258,403   REMIC, Series 31 Floating Rate,
               6.15%, 08/25/23...............     1,252,463
 1,729,311   REMIC, Series 1710, 6.18%,
               02/15/24......................     1,738,152
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................    11,225,560
                                               ------------
             FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 11.54%
 2,000,000   REMIC, Series 94-75, 7.00%,
               01/25/03......................     2,017,240
 3,000,000   6.44%, 06/21/05.................     2,950,365
 5,000,000   Series 96-M7, 6.85%, 06/17/11...     4,955,273
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................     9,922,878
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 8.62%
     7,514   PL# 209631, 7.50%, 04/15/02.....         7,648
    32,053   PL# 328000, 7.50%, 06/15/07.....        32,623
    11,903   PL# 328084, 7.50%, 07/15/07.....        12,115
    15,219   PL# 335542, 7.50%, 08/15/07.....        15,490
   286,675   PL# 335995, 7.50%, 08/15/07.....       291,781
    94,765   PL# 322072, 7.50%, 08/15/07.....        96,453
   501,778   PL# 323189, 7.50%, 08/15/07.....       510,716
   274,314   PL# 328188, 7.50%, 08/15/07.....       279,200
   467,257   PL# 328192, 7.50%, 08/15/07.....       475,579
   120,256   PL# 328200, 7.50%, 08/15/07.....       122,398
   499,025   PL# 329060, 7.50%, 08/15/07.....       507,913
   422,919   PL# 332267, 7.50%, 08/15/07.....       430,452
   428,161   PL# 297619, 7.50%, 09/15/07.....       435,787
   431,290   PL# 332704, 7.50%, 09/15/07.....       438,973
    84,501   PL# 333320, 7.50%, 09/15/07.....        86,006
   438,995   PL# 333709, 7.50%, 09/15/07.....       446,814
   199,765   PL# 369749, 6.50%, 09/15/07.....       196,644
   284,982   PL# 345975, 6.50%, 10/15/08.....       280,529
   756,864   PL# 374726, 6.50%, 10/15/08.....       745,038
   337,233   PL# 345973, 6.50%, 11/15/08.....       331,963
   141,204   PL# 363874, 6.50%, 11/15/08.....       138,998
   559,190   PL# 370448, 6.50%, 11/15/08.....       550,453
   340,766   PL# 366531, 7.00%, 11/15/08.....       335,441
   653,749   PL# 371094, 6.50%, 11/15/08.....       643,534
                                               ------------
             TOTAL GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION............     7,412,548
                                               ------------
             STUDENT LOAN MARKETING ASSOCIATION -- 2.31%
 2,000,000   6.52%, 09/26/00.................     1,986,472
                                               ------------
             TENNESSEE VALLEY AUTHORITY -- 2.84%
 2,500,000   6.375%, 06/15/05................     2,445,920
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $43,239,841)...    43,102,443
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
             SECURITIES -- 9.98%
             FEDERAL HOME LOAN MORTGAGE CORP. -- 5.57%
   100,000   5.41%, 07/02/97.................        99,985
 4,700,000   5.40%, 07/14/97.................     4,690,835
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................     4,790,820
                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.41%
   100,000   5.41%, 07/03/97.................        99,970
 2,300,000   5.39%, 07/07/97.................     2,297,934
   600,000   5.39%, 07/21/97.................       598,203
   100,000   5.40%, 07/21/97.................        99,700
   500,000   5.38%, 07/25/97.................       498,207

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (CONTINUED)
$  100,000   5.37%, 07/28/97.................  $     99,597
   100,000   5.41%, 07/30/97.................        99,564
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................     3,793,175
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
             AGENCY (Cost $8,583,995)........     8,583,995
                                               ------------
             Total Investments -- 99.44%
             (Cost $85,868,745)..............  $ 85,525,656
             Other assets less
             liabilities -- 0.56%............       484,155
                                               ------------
             NET ASSETS -- 100%..............  $ 86,009,811
                                               ============
             The aggregate cost of securities for federal
             income tax purposes at June 30, 1997, is
             $85,868,745.
             The following amount is based on costs for
             federal income tax purposes:
               Gross unrealized
               appreciation..................  $    167,716
               Gross unrealized
               depreciation..................      (510,805)
                                               ------------
               Net unrealized depreciation...  $   (343,089)
                                               ============

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             US TREASURY NOTES -- 3.11%
$5,000,000   5.625%, 11/30/00................  $  4,898,435
 5,000,000   3.375%, 01/15/07................     4,884,375
                                               ------------
             TOTAL US GOVERNMENT SECURITIES
             (Cost $9,959,270)...............     9,782,810
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 11.41%
             FEDERAL HOME LOAN BANK -- 1.52%
 5,000,000   6.64%, 12/13/16.................     4,784,525
                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 5.52%
 3,334,410   Series 1377, 6.188%, 09/15/07...     3,338,711
 5,000,000   Series 1666, Class E, 6.00%,
               12/15/19......................     4,863,330
 3,775,209   Series 31, 6.15%, 08/25/23......     3,757,390
 5,380,844   Series 1710, 6.188%, 02/15/24...     5,408,351
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................    17,367,782
                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.35%
 1,007,440   REMIC Series 1993-219, Class A,
               08/25/23......................       985,963
   114,785   PL#250510, 7.00%, 12/01/25......       112,490
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................     1,098,453
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 1.48%
   917,762   PL#413611, 7.00%, 01/15/26......       900,842
   966,500   PL#292340, 7.00%, 02/15/26......       948,682
   942,290   PL#373622, 7.00%, 03/15/26......       924,918
   969,005   PL#373637, 7.00%, 03/15/26......       951,140
   967,352   PL#428420, 7.00%, 04/15/26......       949,518
                                               ------------
             TOTAL GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION............     4,675,100
                                               ------------
             STUDENT LOAN MARKETING ASSOCIATION -- 2.54%
 3,000,000   6.52%, 09/26/00.................     2,979,708
 5,000,000   Series 1996-2 A2, 5.941%,
               07/27/09......................     5,012,891
                                               ------------
             TOTAL STUDENT LOAN MARKETING
             ASSOCIATION.....................     7,992,599
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $35,588,900)...    35,918,459
                                               ------------
             CORPORATE BONDS & NOTES -- 82.14%
             AEROSPACE -- 5.00%
 5,000,000   Boeing Company, 8.625%,
               11/15/31......................     5,761,600
 5,000,000   Lockheed Martin, 6.85%,
               05/15/01......................     5,012,030
 5,000,000   McDonnell Douglas, 6.875%,
               11/01/06......................     4,960,610
                                               ------------
             TOTAL AEROSPACE.................    15,734,240
                                               ------------
             AUTOMOTIVE PRODUCTS -- 6.60%
 4,000,000   BF Goodrich, 8.65%, 04/15/25....     4,409,328
 5,000,000   Ford Holdings, 9.375%,
               03/01/20......................     5,962,050
 5,000,000   General Motors Corp., 8.80%,
               03/01/21......................     5,701,785
 5,000,000   Universal Corp., 6.50%,
               02/15/06......................     4,716,005
                                               ------------
             TOTAL AUTOMOTIVE PRODUCTS.......    20,789,168
                                               ------------
             BANKS -- 15.34%
 4,000,000   Bank of New York Company, 6.50%,
               12/01/03......................     3,899,964
 5,000,000   BankAmerica Corp., 6.625%,
               05/30/01......................     4,980,135
10,000,000   Bankers Trust of New York,
               6.75%, 10/03/01...............     9,971,010
 5,000,000   BT Institutional Capital
               Trust -- B, 7.75%, 12/01/26...     4,698,400
 5,000,000   Chase Manhattan Corp., 8.00%,
               05/01/05......................     5,054,925
 5,000,000   Credit Suisse-London, 7.90%,
               04/29/49......................     5,154,000
 5,000,000   Korea Development Bank, 7.25%,
               05/15/06......................     4,973,610
 5,000,000   Midland Bank PLC, Floating Rate,
               6.125%, 06/29/49..............     4,450,000
 5,000,000   Swiss Bank Corp., 7.75%,
               09/01/26......................     5,095,730
                                               ------------
             TOTAL BANKS.....................    48,277,774
                                               ------------
             CONSUMER GOODS AND SERVICES -- 3.61%
 5,200,000   Proctor & Gamble, 9.36%,
               01/01/21......................     6,284,559
 5,000,000   RJR Nabisco, 8.75%, 04/15/04....     5,090,805
                                               ------------
             TOTAL CONSUMER GOODS AND
             SERVICES........................    11,375,364
                                               ------------
             FINANCE -- 24.91%
10,000,000   Associates Corp. N.A., 6.75%,
               07/15/01......................    10,014,170
 5,000,000   Capital Equipment Receivables
               Trust 96-1 Class B, 6.57%,
               03/15/01......................     4,992,400

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             CORPORATE BONDS & NOTES (CONTINUED)
$8,000,000   Chase Capital III Series C,
               Floating Rate, 6.363%,
               03/01/27......................  $  7,803,296
 7,040,000   Discover Card Master Trust I,
               Series 1994-2 Class A,
               Floating Rate, 6.03%,
               10/16/04......................     7,107,443
 6,000,000   Dow Capital BV, 9.20%,
               06/01/10......................     6,934,884
 5,000,000   General Electric Capital Corp.,
               8.50%, 07/24/08...............     5,591,970
 5,000,000   General Motors Acceptance Corp.,
               Putable Asset Trust, 6.375%,
               09/30/98......................     5,007,010
 5,000,000   General Motors Acceptance Corp.,
               8.40%, 10/15/99...............     5,201,070
 5,880,000   Structured Asset Securities
               Corp., Series 1996-CFL, Class
               A-IC, 5.944%, 02/25/28........     5,743,778
10,000,000   World Financial Network Credit
               Card Master Trust, Series
               96-A, Class A, 6.70%,
               05/15/06......................    10,067,800
10,000,000   Xerox Credit Corp., 6.78%,
               05/21/01......................     9,957,860
                                               ------------
             TOTAL FINANCE...................    78,421,681
                                               ------------
             FOOD AND BEVERAGE -- 1.93%
 5,000,000   Seagrams (Joseph) & Sons, 9.65%,
               08/15/18......................     6,065,650
                                               ------------
             INDUSTRIAL -- 1.55%
 5,000,000   Celulosa Arauco Y Constitucion,
               6.75%, 12/15/03...............     4,875,225
                                               ------------
             INSURANCE -- 3.17%
 5,000,000   Aetna Services Inc., 7.625%,
               08/15/26......................     4,969,690
 5,000,000   Prudential Insurance Company,
               8.10%, 07/15/15...............     5,013,870
                                               ------------
             TOTAL INSURANCE.................     9,983,560
                                               ------------
             LEISURE AND RECREATION -- 2.30%
 7,000,000   Marriott International, Inc.,
               7.875%, 04/15/05..............     7,256,158
                                               ------------
             OIL AND GAS -- 3.54%
 5,000,000   Occidental Petroleum, 10.125%,
               09/15/09......................     6,139,790
 4,000,000   Texaco Capital, 9.75%,
               03/15/20......................     4,995,152
                                               ------------
             TOTAL OIL AND GAS...............    11,134,942
                                               ------------
             PAPER AND FOREST PRODUCTS -- 4.34%
 5,000,000   Republic New York Corp., 7.00%,
               03/22/11......................     4,899,990
 8,000,000   Westvaco, 10.125%, 06/01/19.....     8,751,368
                                               ------------
             TOTAL PAPER AND FOREST
             PRODUCTS........................    13,651,358
                                               ------------
             PHARMACEUTICALS -- 0.29%
 1,000,000   Eli Lilly, 6.77%, 01/01/36......       922,781
                                               ------------
             TELECOMMUNICATION -- 1.54%
 5,000,000   GTE South, 7.50%, 03/15/26......     4,859,165
                                               ------------
             UTILITIES -- 8.02%
10,000,000   Commonwealth Edison, 8.125%,
               01/15/07......................    10,024,110
 5,000,000   Commonwealth Edison, 8.50%,
               07/15/22......................     5,144,455
 5,000,000   Long Island Lighting Company,
               9.625%, 07/01/24..............     5,138,895
 5,000,000   Philadelphia Electric Company,
               5.375%, 08/15/98..............     4,954,910
                                               ------------
             TOTAL UTILITIES.................    25,262,370
                                               ------------
             TOTAL CORPORATE BONDS & NOTES
             (Cost $255,121,535).............   258,609,436
                                               ------------
             COMMERCIAL PAPER -- 0.98%
   100,000   American Express Credit Company,
               5.52%, 07/10/97...............        99,862
   300,000   Associates Corp. Of N.A., 5.53%,
               07/11/97......................       299,539
   800,000   Chevron Oil Finance Company,
               5.40%, 07/18/97...............       797,960
   100,000   First National Bank Chicago,
               5.66%, 09/03/97...............       100,428
 1,000,000   Goldman Sachs, 5.52%,
               08/08/97......................       994,173
   100,000   Prudential Funding, 5.51%,
               07/21/97......................        99,694
   700,000   Sears Roebuck Acceptance Corp.,
               5.57%, 07/28/97...............       697,076
                                               ------------
             TOTAL COMMERCIAL PAPER
             (Cost $3,088,732)...............     3,088,732
                                               ------------
             SHORT TERM CORPORATE NOTE -- 0.64%
 1,975,000   Capital One Funding Corp.,
               5.63%, 04/01/11 (Cost
               $2,019,403)...................     2,019,403
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY SECURITIES --
             0.19%
             FEDERAL HOME LOAN BANK -- 0.03%
   100,000   5.38%, 07/28/97.................        99,596
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
----------                                     ------------
             SHORT TERM US GOVERNMENT AGENCY SECURITIES
             (CONTINUED)
             FEDERAL HOME LOAN MORTGAGE CORP. -- 0.10%
$  300,000   5.40%, 07/14/97.................  $    299,415
                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.06%
   100,000   5.36%, 07/02/97.................        99,985
   100,000   5.41%, 07/30/97.................        99,564
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................       199,549
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
             AGENCY SECURITIES (Cost
             $598,560).......................       598,560
                                               ------------
             Total Investments -- 98.47%
             (Cost $306,376,400).............   310,017,400
             Other assets less
             liabilities -- 1.53%............     4,829,950
                                               ------------
             NET ASSETS -- 100.00%...........  $314,847,350
                                                ===========

The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $306,376,400.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $  5,760,405
    Gross unrealized depreciation..........      (2,119,405)
                                               ------------
    Net unrealized appreciation............    $  3,641,000
                                                ===========

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 44.33%
              AEROSPACE -- 2.63%
     88,900   Boeing Company.................  $  4,717,257
     49,400   Northrop Grumman Corp..........     4,337,937
                                               ------------
              TOTAL AEROSPACE................     9,055,194
                                               ------------
              AUTOMOBILES -- 2.79%
    133,400   Ford Motor Company.............     5,035,850
     82,050   General Motors Corp............     4,569,159
                                               ------------
              TOTAL AUTOMOBILES..............     9,605,009
                                               ------------
              BANKS -- 2.34%
     87,600   Banc One Corp.(a)..............     4,243,125
     14,100   Wells Fargo & Company..........     3,799,950
                                               ------------
              TOTAL BANKS....................     8,043,075
                                               ------------
              CHEMICALS -- 3.74%
     57,400   Akzo N.V. (ADR)................     3,967,775
     65,400   Du Pont (E.I.) De Nemours......     4,112,025
    115,400   Rhone Poulenc SA (ADR)(a)......     4,803,525
                                               ------------
              TOTAL CHEMICALS................    12,883,325
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.98%
     64,800   First Data Corp................     2,847,150
     49,050   International Business
                Machines.....................     4,423,697
     80,200   Sun Microsystems, Inc.(a)(c)...     2,984,940
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    10,255,787
                                               ------------
              DEFENSE -- 1.52%
    102,300   Raytheon Company(a)............     5,217,300
                                               ------------
              ELECTRONICS -- 0.90%
     32,400   Advanced Micro Devices(c)......     1,166,400
     24,000   SGS-Thompson
                Microelectric(c).............     1,920,000
                                               ------------
              TOTAL ELECTRONICS..............     3,086,400
                                               ------------
              FINANCE -- 0.55%
     43,600   Morgan Stanley Dean Witter.....     1,877,525
                                               ------------
              FOOD AND BEVERAGE -- 1.05%
     92,600   Grand Metropolitan PLC
                (ADR)(a).....................     3,628,763
                                               ------------
              INSURANCE -- 2.48%
     36,600   Aetna, Inc.....................     3,746,925
     65,550   Allstate Corp..................     4,785,150
                                               ------------
              TOTAL INSURANCE................     8,532,075
                                               ------------
              LEISURE AND RECREATION -- 1.82%
     15,100   HFS, Inc.(a)(c)................       875,800
     52,700   ITT Corp.(c)...................     3,217,994
    121,800   Host Marriott Corp.(c).........     2,169,562
                                               ------------
              TOTAL LEISURE AND RECREATION...     6,263,356
                                               ------------
              MACHINERY -- 1.06%
     52,950   Case Corp......................     3,646,932
                                               ------------
              MANUFACTURING -- 4.88%
     89,725   Hasbro, Inc....................     2,545,947
     45,035   Mattel, Inc....................     1,525,561
    130,637   Peninsular & Oriental-SP
                (ADR)(a).....................     2,609,030
     95,100   Philips Electronics N.V.
                (ADR)(a).....................     6,835,313
     46,850   Reynolds Metals Company........     3,338,062
                                               ------------
              TOTAL MANUFACTURING............    16,853,913
                                               ------------
              MEDIA -- 1.10%
    117,900   Dun & Bradstreet Corp.(a)......     3,094,875
     14,450   Tribune Company................       694,503
                                               ------------
              TOTAL MEDIA....................     3,789,378
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 1.72%
     52,200   American Home Products Corp....     3,993,300
     65,800   Tenet Healthcare Corp.(c)......     1,945,213
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     5,938,513
                                               ------------
              OIL AND GAS -- 0.99%
     23,500   Ashland, Inc...................     1,089,812
      3,150   Elf Aquitaine (ADR)(a).........       171,478
     86,400   Union Pacific Resources
                Group........................     2,149,200
                                               ------------
              TOTAL OIL AND GAS..............     3,410,490
                                               ------------
              PHARMACEUTICALS -- 1.22%
     52,619   Novartis AD (ADR)..............     4,212,114
                                               ------------
              RETAIL -- 1.47%
     41,400   Dillards, Inc..................     1,433,475
     82,950   Federated Department
                Stores(a)(c).................     2,882,512
     37,700   Office Depot(c)................       732,794
                                               ------------
              TOTAL RETAIL...................     5,048,781
                                               ------------
              TELECOMMUNICATIONS -- 4.77%
    121,200   MCI Communications Corp........     4,639,681
     90,800   NYNEX Corp.....................     5,232,350
     72,900   Sprint Corp....................     3,836,362
    135,650   US West Media Group(a)(c)......     2,746,913
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    16,455,306
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION -- 4.32%
     37,400   AMR Corp.(c)...................  $  3,459,500
     50,150   Burlington Northern Santa Fe...     4,507,231
     90,400   Canadian Pacific...............     2,570,750
     28,700   Continental Airlines -- Class
                B(a)(c)......................     1,002,706
     47,250   Union Pacific Corp.............     3,331,125
                                               ------------
              TOTAL TRANSPORTATION...........    14,871,312
                                               ------------
              TOTAL COMMON STOCK (Cost
              $127,766,717)..................   152,674,548
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 3.15%
  5,251,271   Janus Money Market Fund........     5,251,271
  5,600,000   Merrimac Cash Fund -- Premium
                Class........................     5,600,000
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $10,851,271)...    10,851,271
                                               ------------
 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES -- 48.94%
              US TREASURY NOTE -- 43.28%
$11,230,000   7.125%, 10/15/98...............    11,394,935
 24,825,000   8.50%, 02/15/00(a).............    26,182,605
 31,480,000   7.50%, 05/15/02(a).............    32,935,950
 46,235,000   5.75%, 08/15/03(a).............    44,645,672
 17,150,000   6.50%, 05/15/05................    17,123,195
 16,300,000   7.00%, 07/15/06................    16,768,625
                                               ------------
              TOTAL US TREASURY NOTE.........   149,050,982
                                               ------------
              US TREASURY BOND -- 5.66%
 18,050,000   7.875%, 11/15/04...............    19,471,438
                                               ------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $167,881,184)............   168,522,420
                                               ------------
              COMMERCIAL PAPER -- 2.90%
 10,000,000   Lehman Brothers, 5.73%,
                11/21/97 (Cost
                $10,000,000).................    10,000,000
                                               ------------
              CERTIFICATE OF
                DEPOSITS -- 9.59%
 20,000,000   Goldman Sachs & Company,
                6.375%, 07/01/97(b)..........    20,003,904
 13,000,000   JP Morgan, 6.375%,
                07/01/97(b)..................    13,002,537
                                               ------------
              TOTAL CERTIFICATE OF DEPOSITS
              (Cost $33,006,441).............    33,006,441
                                               ------------
              TIME DEPOSITS -- 3.64%
  4,272,499   First National Bank of Boston,
                6.35%, 07/01/97(b)...........     4,273,332
  8,255,495   Harris Trust & Savings Bank,
                6.25%, 07/01/97(b)...........     8,257,106
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $12,530,438)...................    12,530,438
                                               ------------
              SHORT TERM CORPORATE NOTES -- 8.57%
  4,513,229   First Union, 5.59%,
                05/02/98(b)..................     4,514,110
 10,000,000   First USA, 5.72%,
                08/06/97(b)..................    10,001,952
 15,000,000   Republic New York Securities
                Corp., 6.40%, 07/15/97(b)....    15,002,928
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $29,518,990).......    29,518,990
                                               ------------
              TOTAL SECURITIES (Cost
              $391,555,042)..................   417,104,108
                                               ------------
              REPURCHASE AGREEMENT -- 7.40%
 25,481,743   With Investors Bank & Trust
                dated 06/30/97, 5.51%,
                repurchase proceeds at
                maturity $25,485,643,
                (Collateralized by various
                Government National Mortgage
                Association obligations,
                6.00%-7.125%, maturity dated
                08/20/23 to 06/20/26, with a
                value of $26,756,018) (Cost
                $25,481,743).................    25,481,743
                                               ------------
              Total Investments -- 128.52%
              (Cost $417,036,785)............   442,585,851
              Other assets less
              liabilities -- (28.52)%........   (98,218,285)
                                               ------------
              NET ASSETS -- 100.00%..........  $344,367,566
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $417,036,785.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $ 25,897,798
    Gross unrealized depreciation..........        (348,732)
                                               ------------
    Net unrealized appreciation............    $ 25,549,066
                                               ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt.

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                         VALUE
-----------                                  --------------
              COMMON STOCK -- 93.48%
              AEROSPACE -- 3.42%
    120,000   Northrop Grumman Corp. ......  $   10,537,500
    240,000   Textron, Inc. ...............      15,930,000
    160,000   United Technologies..........      13,280,000
                                               ------------
              TOTAL AEROSPACE..............      39,747,500
                                               ------------
              AUTOMOBILES -- 1.06%
    150,000   Ford Motor Company...........       5,662,500
    120,000   General Motors Corp. ........       6,682,500
                                               ------------
              TOTAL AUTOMOBILES............      12,345,000
                                               ------------
              BANKS -- 9.16%
    220,000   Bank of New York(a)..........       9,570,000
    220,000   BankAmerica Corp. ...........      14,203,750
    100,000   Bankers Trust New York
                Corp. .....................       8,700,000
    130,000   Chase Manhattan Corp. .......      12,618,125
    135,000   First Union Corp., (N.E.)....      12,487,500
    300,000   Great Western Financial......      16,125,000
    310,000   H. F. Ahmanson & Company.....      13,330,000
    220,000   NationsBank Corp. ...........      14,190,000
     20,000   Wells Fargo & Company........       5,390,000
                                               ------------
              TOTAL BANKS..................     106,614,375
                                               ------------
              CHEMICALS -- 4.59%
    300,000   Du Pont (E.I.) de Nemours....      18,862,500
    120,000   Merck & Company, Inc. .......      12,420,000
    285,000   Monsanto Company.............      12,272,813
    250,000   Olin Corp.(a)................       9,765,625
                                               ------------
              TOTAL CHEMICALS..............      53,320,938
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 5.84%
    250,000   General Signal...............      10,906,250
    170,000   Harris Corp., Inc. ..........      14,280,000
    120,000   Honeywell, Inc. .............       9,105,000
    200,000   Pitney Bowes, Inc. ..........      13,900,000
    250,000   Xerox Corp. .................      19,718,750
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      67,910,000
                                               ------------
              CONSUMER GOODS AND SERVICES -- 7.97%
    190,000   Avon Products, Inc. .........      13,406,875
    260,000   Colgate-Palmolive Company....      16,965,000
    270,000   Dana Corp. ..................      10,260,000
    140,000   Eastman Kodak Company........      10,745,000
    160,000   Fortune Brands, Inc. ........       5,970,000
    540,000   General Electric Company.....      35,302,500
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      92,649,375
                                               ------------
              ELECTRONICS -- 4.54%
    310,000   AMP, Inc. ...................      12,942,500
    135,000   Eaton Corp. .................      11,787,187
    300,000   Emerson Electric.............      16,518,750
    220,000   Thomas & Betts Corp. ........      11,563,750
                                               ------------
              TOTAL ELECTRONICS............      52,812,187
                                               ------------
              FINANCE -- 2.24%
    180,000   American Express Company.....      13,410,000
    290,000   Federal National Mortgage
                Association................      12,651,250
                                               ------------
              TOTAL FINANCE................      26,061,250
                                               ------------
              INDUSTRIAL -- 1.32%
    140,000   Carpenter Technology.........       6,405,000
    220,000   Harsco Corp. ................       8,910,000
                                               ------------
              TOTAL INDUSTRIAL.............      15,315,000
                                               ------------
              INSURANCE -- 4.37%
     95,000   Aetna, Inc. .................       9,725,625
     90,000   CIGNA Corp. .................      15,975,000
    200,000   Lincoln National Corp. ......      12,875,000
    160,000   St. Paul Company.............      12,200,000
                                               ------------
              TOTAL INSURANCE..............      50,775,625
                                               ------------
              MACHINERY -- 1.93%
    210,000   Deere & Company..............      11,523,750
    220,000   Cooper Industries, Inc. .....      10,945,000
                                               ------------
              TOTAL MACHINERY..............      22,468,750
                                               ------------
              MANUFACTURING -- 1.23%
    140,000   Minnesota Mining &
                Manufacturing..............      14,280,000
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.99%
    220,000   Baxter International,
                Inc. ......................      11,495,000
                                               ------------
              METALS AND MINING -- 3.71%
    190,000   Freeport McMoran Copper &
                Gold -- Class A............       5,557,500
    140,000   Phelps Dodge Corp. ..........      11,926,250
    190,000   Reynolds Metals Company......      13,537,500
    340,000   Timken Company...............      12,091,250
                                               ------------
              TOTAL METALS AND MINING......      43,112,500
                                               ------------
              OIL AND GAS -- 13.39%
    120,000   Amoco Corp. .................      10,432,500
    120,000   Atlantic Richfield Company...       8,460,000
    150,000   British Petroleum PLC
                (ADR)......................      11,231,250
    150,000   Chevron Corp. ...............      11,090,625
    140,000   Consolidated Natural Gas.....       7,533,750
    320,000   Dresser Industries, Inc. ....      11,920,000

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                         VALUE
-----------                                   ------------
              COMMON STOCK (CONTINUED)
    170,000   El Paso Natural Gas
                Company....................  $    9,350,000
    240,000   Exxon Corp. .................      14,760,000
     15,000   MCN Energy Group, Inc. ......         459,375
    180,000   Mobil Corp. .................      12,577,500
    180,000   Questar Corp. ...............       7,267,500
    280,000   Royal Dutch Petroleum (ADR)..      15,225,000
    180,000   Sonat, Inc. .................       9,225,000
    120,000   Texaco, Inc. ................      13,050,000
    300,000   Williams Companies, Inc. ....      13,125,000
                                               ------------
              TOTAL OIL AND GAS............     155,707,500
                                               ------------
              PAPER AND FOREST PRODUCTS -- 3.89%
    130,000   Georgia-Pacific Corp. .......      11,098,750
    240,000   International Paper
                Company(a).................      11,655,000
    220,000   Union Camp Corp. ............      11,000,000
    220,000   Weyerhaeuser Company(a)......      11,440,000
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................      45,193,750
                                               ------------
              PHARMACEUTICALS -- 7.51%
    200,000   American Home Products
                Corp. .....................      15,300,000
    190,000   Bristol-Myers Squibb
                Company....................      15,390,000
    140,000   Eli Lilly & Company..........      15,303,750
    160,000   Schering-Plough Corp.(a).....       7,660,000
    150,000   Smithkline Beecham PLC
                (ADR)......................      13,743,750
    160,000   Warner-Lambert Company.......      19,880,000
                                               ------------
              TOTAL PHARMACEUTICALS........      87,277,500
                                               ------------
              PUBLISHING -- 1.21%
    240,000   McGraw-Hill Companies,
                Inc. ......................      14,115,000
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 3.07%
    110,000   Bay Apartment Communities....       4,070,000
    160,000   Crescent Real Estate Equity
                Company....................       5,080,000
     16,000   Crescent Operating,
                Inc.(c)....................         192,000
    100,000   Developers Diversified Realty
                Corp. .....................       4,000,000
     80,000   Equity Residential
                Properties.................       3,800,000
    115,000   FelCor Suite Hotels Inc. ....       4,283,750
    200,000   Health Care Property
                Investment, Inc. ..........       7,050,000
    125,000   Irvine Apartment
                Communities................       3,671,875
    120,000   Public Storage, Inc. ........       3,510,000
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUST........................      35,657,625
                                               ------------
              TELECOMMUNICATIONS -- 7.22%
    200,000   Ameritech Corp. .............      13,587,500
    190,000   Bell Atlantic Corp.(a).......      14,416,250
    240,000   Bellsouth Corp. .............      11,130,000
    220,000   GTE Corp. ...................       9,652,500
     80,000   NYNEX Corp. .................       4,610,000
    250,000   SBC Communications, Inc. ....      15,468,750
    180,000   Sprint Corp. ................       9,472,500
    150,000   US West, Inc. ...............       5,653,125
                                               ------------
              TOTAL TELECOMMUNICATIONS.....      83,990,625
                                               ------------
              TOBACCO -- 1.34%
    160,000   Gallaher Group PLC (ADR)(c)..       2,950,000
    285,000   Philip Morris Companies,
                Inc. ......................      12,646,875
                                               ------------
              TOTAL TOBACCO................      15,596,875
                                               ------------
              TRANSPORTATION -- 1.89%
    120,000   Norfolk Southern Corp. ......      12,090,000
    140,000   Union Pacific Corp. .........       9,870,000
                                               ------------
              TOTAL TRANSPORTATION.........      21,960,000
                                               ------------
              UTILITIES: ELECTRIC -- 1.59%
    150,000   American Electric Power,
                Inc. ......................       6,300,000
    160,000   Carolina Power & Light(a)....       5,740,000
    140,000   FPL Group, Inc. .............       6,448,750
                                               ------------
              TOTAL UTILITIES: ELECTRIC....      18,488,750
                                               ------------
              TOTAL COMMON STOCK
              (Cost 722,330,761)...........   1,086,895,125
                                               ------------
 PRINCIPAL
-----------
              CONVERTIBLE BONDS -- 0.33%
              COMMUNICATIONS EQUIPMENT -- 0.24%
$ 2,000,000   Motorola, Inc., 0.00%,
                09/07/09(a)................       2,762,500
                                               ------------
              COMPUTERS & OFFICE EQUIPMENT -- 0.09%
  1,000,000   Micron Technology, 7.00%,
                07/01/04...................       1,000,000
                                               ------------
              TOTAL CONVERTIBLE BONDS
              (Cost $2,774,399)............       3,762,500
                                               ------------
              CERTIFICATES OF DEPOSIT -- 1.14%
  3,500,000   First National Bank Chicago,
                5.66%, 09/03/97............       3,514,956
  9,700,000   Morgan Guaranty, 5.50%,
                08/05/97...................       9,712,974
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $13,227,930)...........      13,227,930
                                               ------------
              COMMERCIAL PAPER -- 5.41%
    200,000   Avco Financial Services --
                Canada, 5.56%, 07/10/97....         199,722
  7,000,000   Avco Financial Services,
                Inc., 5.57%, 07/09/97......       6,991,336

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                                       VALUE
-----------                                   ------------
              COMMERCIAL PAPER (CONTINUED)
$ 1,100,000   Chevron Oil Finance Company,
                5.40%, 07/18/97............  $    1,097,195
  1,100,000   CIT Group Holdings, Inc.,
                5.58%, 07/07/97............       1,098,977
  1,000,000   Commercial Credit Company,
                5.62%, 07/09/97............         998,751
  5,000,000   Commercial Credit Company,
                5.55%, 08/29/97............       4,954,521
  4,000,000   Exxon Corp., 6.10%,
                07/01/97...................       4,000,000
  3,300,000   Ford Motor Credit, 5.56%,
                07/21/97...................       3,289,807
  2,000,000   Goldman Sachs, 5.52%,
                08/08/97...................       1,988,347
  6,200,000   Heller Financial, Inc.,
                5.67%, 07/07/97............       6,194,141
 10,000,000   Lehman Brothers, 5.74%,
                11/21/97(b)................      10,001,526
  4,300,000   Merrill Lynch and Company,
                Inc., 5.59%, 08/11/97......       4,272,624
  2,300,000   NYNEX Corp., 5.53%,
                07/24/97...................       2,291,874
  8,300,000   Philip Morris Companies,
                Inc., 6.15%, 07/01/97......       8,300,000
  4,900,000   Philip Morris Companies,
                Inc., 5.57%, 08/25/97......       4,858,302
  1,000,000   Quebec Province Canada,
                5.63%, 07/17/97............         997,498
    150,000   Prudential Funding, 5.51%,
                07/21/97...................         149,541
  1,000,000   Sears Roebuck Acceptance
                Corp., 5.56%, 07/08/97.....         998,919
    200,000   Sears Roebuck Acceptance
                Corp., 5.57%, 07/28/97.....         199,164
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $62,882,245)...........      62,882,245
                                               ------------
              TIME DEPOSIT -- 0.09%
  1,062,880   First National Bank of
                Boston, 6.35%, 07/01/97(b)
                (Cost $1,063,042)..........       1,063,042
                                               ------------
              SHORT TERM CORPORATE NOTES -- 1.46%
  5,000,000   Republic New York Securities
                Corp., 6.40%,
                07/15/97(b)................       5,000,764
  2,000,000   JP Morgan, 6.375%,
                07/01/97(b)................       2,000,305
 10,000,000   First USA, 5.72%,
                08/06/97(b)................      10,001,526
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $17,002,595).....      17,002,595
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.04%
    350,000   Federal National Mortgage
                Association, 5.37%,
                07/28/97...................         348,590
    100,000   Federal National Mortgage
                Association, 5.41%,
                07/30/97...................          99,564
                                               ------------
              TOTAL SHORT TERM US
              GOVERNMENT AGENCY SECURITIES
              (Cost $448,154)..............         448,154
                                               ------------
              Total Investments -- 101.95%
              (Cost $819,729,126)..........   1,185,281,591
                                               ------------
              Other assets less
              liabilities -- (1.95)%.......     (22,628,396)
                                               ------------
              NET ASSETS -- 100.00%........  $1,162,653,195
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $819,729,126.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $366,012,563
    Gross unrealized depreciation..........        (460,098)
                                               ------------
    Net unrealized appreciation............    $365,552,465
                                               ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipts.

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 90.85%
              AEROSPACE -- 2.49%
     25,100   Lockheed Martin Corp. .........  $  2,599,419
     16,700   Rockwell International
                Corp. .......................       985,300
                                               ------------
              TOTAL AEROSPACE................     3,584,719
                                               ------------
              APPAREL -- 1.17%
     43,400   Gap Stores.....................     1,687,175
                                               ------------
              AUTOMOBILES -- 3.82%
     81,100   Chrysler Corp. ................     2,661,094
     75,000   Ford Motor Company.............     2,831,250
                                               ------------
              TOTAL AUTOMOBILES..............     5,492,344
                                               ------------
              BANKS -- 2.14%
     12,100   Bankers Trust New York
                Corp. .......................     1,052,700
     10,800   Chase Manhattan Corp. .........     1,048,275
     16,200   First Chicago National Bank
                Corp. .......................       980,100
                                               ------------
              TOTAL BANKS....................     3,081,075
                                               ------------
              CHEMICALS -- 3.63%
     35,900   Du Pont (E.I.) de Nemours......     2,257,213
      2,200   Grace W.R. ....................       121,275
     14,100   Hercules, Inc. ................       675,038
     37,300   PPG Industries, Inc. ..........     2,168,062
                                               ------------
              TOTAL CHEMICALS................     5,221,588
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 6.68%
     20,600   Digital Equipment Corp. (c)....       730,012
     47,000   International Business
                Machines.....................     4,238,813
     18,400   Hewlett-Packard Company........     1,030,400
     29,400   Seagate Technology,
                Inc.(c)(a)...................     1,034,513
     32,500   Xerox Corp. ...................     2,563,438
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................     9,597,176
                                               ------------
              CONSTRUCTION -- 1.76%
     14,300   Fluor Corp. ...................       789,181
     41,500   Masco Corp. (a)................     1,732,625
                                               ------------
              TOTAL CONSTRUCTION.............     2,521,806
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.59%
     29,800   Eastman Kodak Company..........     2,287,150
     28,900   Kimberly-Clark Corp. ..........     1,437,775
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................     3,724,925
                                               ------------
              DEFENSE -- 1.13%
     31,900   Raytheon Company...............     1,626,900
                                               ------------
              ELECTRONICS -- 1.56%
     53,600   AMP, Inc. .....................     2,237,800
                                               ------------
              ENVIRONMENTAL MANAGEMENT -- 1.00%
     44,700   Waste Management, Inc. ........     1,435,988
                                               ------------
              FINANCE -- 4.48%
     34,300   American General Corp. ........     1,637,825
     20,500   Loews Corp. ...................     2,052,562
     30,500   Morgan Stanley Dean Witter.....     1,313,406
      5,300   Wells Fargo & Company..........     1,428,350
                                               ------------
              TOTAL FINANCE..................     6,432,143
                                               ------------
              FOOD AND BEVERAGE -- 4.17%
     57,200   Anheuser Busch Companies,
                Inc. ........................     2,398,825
    129,380   Archer Daniels Midland.........     3,040,430
      6,000   CPC International, Inc. .......       553,875
                                               ------------
              TOTAL FOOD AND BEVERAGE........     5,993,130
                                               ------------
              INSURANCE -- 8.42%
     22,900   Aetna, Inc. ...................     2,344,387
     37,200   Allstate Corp. ................     2,715,600
     36,600   Chubb Corp. ...................     2,447,625
     18,000   General Re Corp. ..............     3,276,000
     13,900   United Healthcare Corp. .......       722,800
     14,200   UNUM Corp. ....................       596,400
                                               ------------
              TOTAL INSURANCE................    12,102,812
                                               ------------
              MEDIA -- 1.11%
     53,100   Viacom, Inc. Class B(c)........     1,593,000
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 3.45%
     95,900   Columbia/HCA Healthcare
                Corp. .......................     3,770,069
     51,400   Humana, Inc. (c)...............     1,188,625
                                               ------------
              TOTAL MEDICAL AND OTHER HEATH
              SERVICES.......................     4,958,694
                                               ------------
              METALS AND MINING -- 3.12%
     26,400   Aluminum Company of America....     1,989,900
     63,800   Newmont Mining.................     2,488,200
                                               ------------
              TOTAL METALS AND MINING........     4,478,100
                                               ------------
              OIL AND GAS -- 12.12%
     31,600   Amerada Hess Corp.(a)..........     1,755,775
     16,300   Atlantic Richfield Company.....     1,149,150
     39,200   Baker Hughes, Inc. ............     1,516,550
     24,000   Burlington Resources, Inc. ....     1,059,000
     55,500   Dresser Industries, Inc. ......     2,067,375
     59,900   Enron Corp. ...................     2,444,669
    105,700   Occidental Petroleum...........     2,649,106
     11,000   Tenneco, Inc. .................       497,062

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
      5,600   Texaco, Inc. ..................  $    609,000
     55,100   Union Pacific Resources
                Group........................     1,370,612
     59,100   Unocal Corp. ..................     2,293,819
                                               ------------
              TOTAL OIL AND GAS..............    17,412,118
                                               ------------
              PAPER AND FOREST PRODUCTS --
              2.55%
     28,100   Champion International.........     1,552,525
      9,100   Georgia-Pacific Corp. .........       776,913
     36,000   James River Corporation of
                Virginia (a).................     1,332,000
                                               ------------
              TOTAL PAPER AND FOREST
              PRODUCTS.......................     3,661,438
                                               ------------
              PHARMACEUTICALS -- 1.54%
     17,300   American Home Products
                Corp. .......................     1,323,450
     10,900   Bristol-Myers Squibb Company...       882,900
                                               ------------
              TOTAL PHARMACEUTICALS..........     2,206,350
                                               ------------
              PUBLISHING -- 0.34%
      4,900   Gannett Company, Inc. .........       483,875
                                               ------------
              RETAIL -- 6.98%
     49,900   Albertson's, Inc. .............     1,821,350
     63,800   Dillards Inc. Class A..........     2,209,075
     52,600   Federated Department Stores
                (c)..........................     1,827,850
     36,500   May Department Stores..........     1,724,625
     45,600   Sears Roebuck..................     2,451,000
                                               ------------
              TOTAL RETAIL...................    10,033,900
                                               ------------
              TELECOMMUNICATIONS -- 7.87%
     49,000   American Telephone & Telegraph
                Corp. .......................     1,718,062
     61,200   GTE Corp. .....................     2,685,150
     46,100   NYNEX Corp. ...................     2,656,512
     23,800   SBC Communications, Inc. ......     1,472,625
    137,100   Tele-Communications, Inc.
                Series A(c)(a)...............     2,039,362
     36,500   US West Media Group(c)(a)......       739,125
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    11,310,836
                                               ------------
              TIRE AND RUBBER -- 0.35%
      8,000   Goodyear Tire & Rubber Co. ....       506,500
                                               ------------
              TRANSPORTATION -- 4.90%
     21,700   Allied Signal, Inc. ...........     1,822,800
     26,000   Burlington Northern Santa Fe...     2,336,750
     51,800   CSX Corp. .....................     2,874,900
                                               ------------
              TOTAL TRANSPORTATION...........     7,034,450
                                               ------------
              UTILITIES: ELECTRIC -- 1.48%
     61,800   Texas Utilities Company........     2,128,238
                                               ------------
              TOTAL COMMON STOCK
              (Cost $119,314,735)............   130,547,080
              REGULATED INVESTMENT COMPANIES -- 2.63%
    182,449   Janus Money Market Fund(b).....       182,449
  3,603,365   Merrimac Cash Fund -- Premuim
                Class(b).....................     3,603,365
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES ($3,785,814).........     3,785,814
                                               ------------
 PRINCIPAL
-----------
              TIME DEPOSITS -- 1.37%
$ 1,578,583   First National Bank of Boston,
                6.35%, 07/01/97(b)...........     1,579,290
    382,763   Harris Trust & Savings Bank,
                6.25%, 07/01/97(b)...........       382,934
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $1,962,224)..............     1,962,224
                                               ------------
              TOTAL SECURITIES
              (Cost $125,062,773)............   136,295,118
                                               ------------
              REPURCHASE AGREEMENT -- 9.30%
 13,356,092   With Investors Bank & Trust
                dated 06/30/97, 5.51%,
                repurchase proceeds at
                maturity $13,358,137,
                07/01/97 (Collateralized by
                various Government National
                Mortgage Association
                obligations, 6.875% -- 7.00%,
                due 12/20/22 to 01/20/26,
                with a total value of
                $14,024,189) (Cost
                $13,356,092).................    13,356,092
                                               ------------
              Total Investments -- 104.15%
              (Cost $138,418,865)............   149,651,210
              Other assets less
              liabilities -- (4.15)%.........    (5,966,579)
                                               ------------
              NET ASSETS -- 100.00%..........  $143,684,631
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $138,418,865.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $ 11,999,765
    Gross unrealized depreciation..........        (767,420)
                                               ------------
    Net unrealized appreciation............    $ 11,232,345
                                               ============

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(c) Non-income producing security

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 96.21%
              AEROSPACE -- 3.76%
     47,800   Boeing Company.................  $  2,536,387
     66,400   Textron, Inc...................     4,407,300
     39,100   United Technologies............     3,245,300
                                               ------------
              TOTAL AEROSPACE................    10,188,987
                                               ------------
              APPAREL -- 2.67%
     99,385   CVS Corp.......................     5,093,481
     45,900   Liz Claiborne..................     2,140,088
                                               ------------
              TOTAL APPAREL..................     7,233,569
                                               ------------
              BANKS -- 9.04%
      4,900   BankBoston Corp................       353,106
     56,400   Banc One Corp.(a)..............     2,731,875
     94,000   BankAmerica Corp...............     6,068,875
     73,100   Barnett Banks, Inc.(a).........     3,837,750
     43,700   Citicorp.......................     5,268,581
     30,300   Comerica.......................     2,060,400
    114,525   MBNA Corp......................     4,194,478
                                               ------------
              TOTAL BANKS....................    24,515,065
                                               ------------
              CHEMICALS -- 5.30%
     54,400   Du Pont (E.I.) de Nemours......     3,420,400
     55,600   Merck & Company, Inc...........     5,754,600
     68,400   Praxair, Inc...................     3,830,400
     44,600   Sherwin Williams Company.......     1,377,025
                                               ------------
              TOTAL CHEMICALS................    14,382,425
                                               ------------
              COMPUTER AND OFFICE EQUIPMENT -- 4.19%
     26,400   Compaq Computer(c).............     2,620,200
     11,200   Dell Computer Corp.(c).........     1,315,300
     63,300   EMC Corp.(c)...................     2,468,700
     65,400   Honeywell, Inc.................     4,962,225
                                               ------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT......................    11,366,425
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 8.80%
     61,300   BMC Software, Inc.(a)(c).......     3,394,487
     71,250   Computer Associates
                International, Inc...........     3,967,734
     42,200   HBO & Company..................     2,906,525
     61,800   Microsoft Corp.(c).............     7,809,975
     50,500   Parametric Technology
                Corp.(c).....................     2,149,406
     69,100   Peoplesoft(a)(c)...............     3,645,025
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    23,873,152
                                               ------------
              CONSUMER GOODS AND SERVICES -- 8.62%
     31,100   Avon Products, Inc.............     2,194,494
     15,900   Clorox Company.................     2,098,800
    128,700   General Electric Company.......     8,413,763
     35,300   Gillette Company...............     3,344,675
     43,700   Proctor & Gamble Company.......     6,172,625
     35,400   Service Corporation
                International................     1,163,775
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    23,388,132
                                               ------------
              ELECTRONICS -- 0.76%
     89,600   Westinghouse Electric(c).......     2,072,000
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.35%
     38,200   Republic Industries, Inc.(c)...       950,225
                                               ------------
              FINANCE -- 3.02%
     79,900   American Express Company.......     5,952,550
     30,900   Franklin Resources, Inc........     2,242,181
                                               ------------
              TOTAL FINANCE..................     8,194,731
                                               ------------
              FOOD AND BEVERAGE -- 4.75%
     41,700   Campbell Soup Company..........     2,085,000
     47,300   Coca-Cola Company..............     3,192,750
     43,700   Conagra, Inc...................     2,802,263
     54,300   Safeway, Inc.(c)...............     2,504,588
     55,000   Sara Lee Corp..................     2,289,375
                                               ------------
              TOTAL FOOD AND BEVERAGE........    12,873,976
                                               ------------
              INSURANCE -- 7.54%
     29,100   American International Group...     4,346,812
     81,400   Conseco, Inc.(a)...............     3,011,800
     29,400   MGIC Investment Corp...........     1,409,363
     88,131   Travelers, Inc.................     5,557,761
    102,500   Washington Mutual,
                Inc.(a)(c)...................     6,124,375
                                               ------------
              TOTAL INSURANCE................    20,450,111
                                               ------------
              LEISURE AND RECREATION -- 2.95%
     22,100   Carnival Corp..................       911,625
     52,900   Marriott International, Inc....     3,246,738
     47,900   The Walt Disney Company........     3,843,975
                                               ------------
              TOTAL LEISURE AND RECREATION...     8,002,338
                                               ------------
              MACHINERY -- 0.44%
     30,600   Baker Hughes, Inc..............     1,183,837
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              MANUFACTURING -- 1.27%
     31,600   American Standard
                Companies(c).................  $  1,414,100
     28,700   Applied Materials, Inc.(c).....     2,032,319
                                               ------------
              TOTAL MANUFACTURING............     3,446,419
                                               ------------
              MEDIA -- 2.22%
     61,100   Gannett Company, Inc...........     6,033,625
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 5.57%
     55,050   Cardinal Health, Inc...........     3,151,612
    121,700   Healthsouth Corp.(a)(c)........     3,034,894
     28,500   Oxford Health Plans, Inc.(c)...     2,044,875
     60,400   Tyco Lab(a)....................     4,201,575
     71,900   U.S. Surgical Corp.............     2,678,275
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    15,111,231
                                               ------------
              OIL AND GAS -- 5.62%
     44,100   Exxon Corp.....................     2,712,150
     51,600   Halliburton Company............     4,089,300
     36,000   Mobil Corp.....................     2,515,500
     33,000   Schlumberger Ltd...............     4,125,000
     35,300   Sonat, Inc.....................     1,809,125
                                               ------------
              TOTAL OIL AND GAS..............    15,251,075
                                               ------------
              PHARMACEUTICALS -- 8.04%
     76,600   Abbott Laboratories............     5,113,050
     70,300   Bristol-Myers Squibb Company...     5,694,300
     30,400   Eli Lilly & Company............     3,323,100
     37,900   Pfizer, Inc....................     4,529,050
     25,300   Warner Lambert Company.........     3,143,525
                                               ------------
              TOTAL PHARMACEUTICALS..........    21,803,025
                                               ------------
              RETAIL -- 4.97%
     60,375   Consolidated Stores Corp.(c)...     2,098,031
     90,700   Costco Companies, Inc.(c)......     2,981,763
     62,200   Dayton-Hudson Corp.............     3,308,263
     90,200   TJX Companies, Inc.............     2,379,025
     50,600   Walgreen Company...............     2,713,425
                                               ------------
              TOTAL RETAIL...................    13,480,507
                                               ------------
              SEMICONDUCTERS -- 0.96%
     18,400   Intel Corp.....................     2,609,350
                                               ------------
              TELECOMMUNICATIONS -- 5.37%
     31,700   Ascend Communications,
                Inc.(a)(c)...................     1,248,187
     19,400   Lucent Technologies............     1,398,013
     62,800   Motorola, Inc..................     4,772,800
     94,700   Sprint Corp....................     4,983,588
     38,600   Tellabs, Inc.(c)...............     2,156,775
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    14,559,363
                                               ------------
              TOTAL COMMON STOCK
              (Cost $211,129,777)............   260,969,568
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 4.33%
  8,500,000   Janus Institutional Money
                Market Fund(b)...............     8,500,000
  3,240,000   Merrimac Cash Fund -- Premium
                Class(b).....................     3,240,000
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $11,740,000)...   301,828,294
                                               ------------
 PRINCIPAL
-----------
              COMMERCIAL PAPER -- 3.69%
$10,000,000   Republic New York Securities
                Corp., 6.40%, 07/15/97
                (Cost $10,003,051)(b)........    10,003,051
              TIME DEPOSIT -- 0.60%
     77,652   First National Bank of Boston,
                6.35%, 07/01/97(b)...........        77,676
  1,556,748   Harris Trust & Savings Bank,
                6.25%, 01/07/97(b)...........     1,557,223
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $1,634,899)..............     1,634,899
                                               ------------
              TOTAL SECURITIES
              (Cost $234,507,727)............   574,435,812
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
-----------                                    ------------
              REPURCHASE AGREEMENT -- 4.31%
$11,690,138   With Investors Bank & Trust,
                dated 6/30/97, 5.51%,
                repurchase proceeds at
                maturity $11,691,927,
                07/01/97 (Collateralized by
                Government National Mortgage
                Association, 6.875%, due
                10/20/22 with a value of
                $9,456,914 and Government
                National Mortgage
                Association, 7.00%, due
                05/20/25 with a value of
                $2,817,963) (Cost
                $11,690,138).................  $ 11,690,138
                                               ------------
              Total Investments -- 109.14%
              (Cost $246,197,865)............   586,125,950
              Other assets less
              liabilities -- (9.14)%.........   (24,787,577)
                                               ------------
              NET ASSETS -- 100.00%..........  $561,338,373
                                               ============
The aggregate cost of investments for federal income tax
  purposes at June 30, 1997, is $246,197,865.
The following amount is based on costs for federal income
  tax purposes:
    Gross unrealized appreciation..........    $ 50,911,314
    Gross unrealized depreciation..........      (1,071,523)
                                               ------------
    Net unrealized appreciation............    $ 49,839,791
                                               ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 97.13%
              AEROSPACE -- 3.76%
     87,900   Sundstrand Corp. ..............  $  4,746,600
    121,400   United Technologies............    10,076,200
                                               ------------
              TOTAL AEROSPACE................    14,822,800
                                               ------------
              BANKS -- 5.88%
    111,600   BankAmerica Corp. .............     7,205,175
     70,700   Citicorp ......................     8,523,769
    115,600   Nationsbank Corp. .............     7,456,200
                                               ------------
              TOTAL BANKS....................    23,185,144
                                               ------------
              CHEMICALS -- 4.42%
    192,900   Monsanto Company...............     8,306,756
    163,100   Praxair, Inc. .................     9,133,600
                                               ------------
              TOTAL CHEMICALS................    17,440,356
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 2.38%
    136,400   HBO & Company(a)...............     9,394,550
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 14.21%
     88,800   Compaq Computer(a)(c)..........     8,813,400
    299,125   CUC International,
                Inc.(a)(c)...................     7,721,164
     61,700   Honeywell, Inc. ...............     4,681,487
    104,900   Microsoft Corp.(c).............    13,256,738
    206,300   PeopleSoft, Inc.(a)(c).........    10,882,325
    160,600   Textron, Inc. .................    10,659,825
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    56,014,939
                                               ------------
              CONSUMER GOODS AND SERVICES -- 11.72%
    128,100   Avon Products, Inc. ...........     9,039,056
    116,100   Colgate-Palmolive Company......     7,575,525
    172,300   General Electric Company.......    11,264,112
    108,900   Gillette Company...............    10,318,275
    243,100   Service Corporate
                International................     7,991,913
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    46,188,881
                                               ------------
              ENVIRONMENTAL MANAGEMENT -- 0.60%
     73,145   Waste Management, Inc. ........     2,349,783
                                               ------------
              FINANCE -- 2.26%
     70,100   Student Loan Marketing
                Association..................     8,902,700
                                               ------------
              INSURANCE -- 5.08%
    179,000   Conseco, Inc. .................     6,623,000
    212,729   Travelers, Inc. ...............    13,415,222
                                               ------------
              TOTAL INSURANCE................    20,038,222
                                               ------------
              LEISURE AND RECREATION -- 5.53%
    161,100   HFS, Inc.(a)(c)................     9,343,800
    283,900   Hilton Hotels..................     7,541,094
    194,100   Mirage Resorts, Inc.(c)........     4,901,025
                                               ------------
              TOTAL LEISURE AND RECREATION...    21,785,919
                                               ------------
              MACHINERY -- 2.24%
    124,800   Applied Materials, Inc.(c).....     8,837,400
                                               ------------
              MEDIA -- 1.87%
    152,800   Time Warner, Inc. .............     7,372,600
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 7.75%
    123,900   Boston Scientific Corp.(c).....     7,612,106
    121,300   Guidant Corp. .................    10,310,500
     76,500   KLA-Tencor Corp.(c)............     3,729,375
    109,800   Medtronic, Inc. ...............     8,893,800
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    30,545,781
                                               ------------
              PHARMACEUTICALS -- 12.22%
     13,900   American Home Products
                Corp. .......................     1,063,350
     96,900   Eli Lilly & Company............    10,592,381
    150,500   Merck & Company, Inc. .........    15,576,750
     67,500   Pfizer, Inc. ..................     8,066,250
    268,200   Schering-Plough Corp. .........    12,840,075
                                               ------------
              TOTAL PHARMACEUTICALS..........    48,138,806
                                               ------------
              RETAIL -- 6.44%
    222,000   Dayton-Hudson Corp. ...........    11,807,625
    135,200   Home Depot, Inc. ..............     9,320,350
     80,700   Kohls Corp.(c).................     4,272,056
                                               ------------
              TOTAL RETAIL...................    25,400,031
                                               ------------
              SEMICONDUCTORS -- 7.14%
     82,000   Intel Corp. ...................    11,628,625
    333,600   National Semiconductor
                Corp.(c).....................    10,216,500
     75,000   Texas Instruments..............     6,304,688
                                               ------------
              TOTAL SEMICONDUCTORS...........    28,149,813
                                               ------------
              TELECOMMUNICATIONS -- 1.43%
    143,000   Ascend Communications,
                Inc.(a)(c)...................     5,630,625
                                               ------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              TOBACCO -- 2.20%
    195,300   Philip Morris Companies,
                Inc. ........................  $  8,666,437
                                               ------------
              TOTAL COMMON STOCK
              (Cost $319,319,747)............   382,864,787
                                               ------------
 PRINCIPAL
-----------
              REGULATED INVESTMENT COMPANIES -- 6.38%
$ 5,753,793   Janus Institutional Money
                Market Fund..................     5,753,793
 19,400,000   Merrimac Cash Fund -- Premium
                Class........................    19,400,000
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES
              (Cost $25,153,793).............    25,153,793
                                               ------------
              SHORT TERM CORPORATE NOTE -- 1.53%
  6,000,000   JP Morgan Floating Rate,
                6.375%, 07/01/97(b)
                (Cost $6,002,114)............     6,002,114
                                               ------------
              TIME DEPOSITS -- 3.31%
 10,099,195   First National Bank of Boston,
                6.35%, 07/01/97(b)...........    10,102,751
  2,943,512   Harris Trust & Savings Bank,
                6.25%, 07/01/97(b)...........     2,944,549
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $13,047,300).............    13,047,300
                                               ------------
              TOTAL SECURITIES
              (Cost $363,522,954)............   427,067,994
                                               ------------

 PRINCIPAL                                        VALUE
-----------                                    ------------
              REPURCHASE AGREEMENT -- 3.17%
$12,503,702   With Investors Bank & Trust,
                dated 06/30/97, 5.32%,
                repurchase proceeds at
                maturity $12,505,550,
                07/01/97 (Collaterized by US
                Treasury Bills, due 12/11/97
                with a value of $12,755,976)
                (Cost $12,503,702)...........  $ 12,503,702
                                               ------------
              Total Investments -- 111.52%
              (Cost $376,026,656)............   439,571,696
              Other assets less
              liabilities -- (11.52)%........   (45,398,012)
                                               ------------
              NET ASSETS -- 100.00%..........  $394,173,684
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $376,026,656.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $ 69,186,646
    Gross unrealized depreciation..........      (5,641,606)
                                               ------------
    Net unrealized appreciation............    $ 63,545,040
                                               ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK -- 92.67%
              ADVERTISING -- 0.19%
     41,500   Snyder Communications,
                Inc.(c)......................  $  1,117,906
                                               ------------
              AEROSPACE -- 0.78%
    146,600   AAR Corp.......................     4,737,012
                                               ------------
              APPAREL -- 0.12%
     43,300   Catherines Stores Corp.(c).....       162,375
      9,100   Gucci Group(a).................       585,813
                                               ------------
              TOTAL APPAREL..................       748,188
                                               ------------
              AUTOMOBILE PRODUCTS -- 0.12%
     44,125   Donnelly Corp..................       739,094
                                               ------------
              BANKS -- 6.83%
    144,000   American Federal Bank..........     4,644,000
    106,470   Charter One Financials,
                Inc.(a)......................     5,736,071
     14,200   Citicorp.......................     1,711,987
     49,276   First Republic BanCorp,
                Inc.(c)......................     1,145,667
    125,600   First Savings Bank of
                Washington...................     2,794,600
     71,535   First Union Corp...............     6,616,987
    158,330   HUBCO, Inc.....................     4,591,570
    116,400   Norwalk Savings Society........     3,521,100
    165,000   Peoples Bank...................     4,269,375
    160,000   Roosevelt Financial Group,
                Inc..........................     3,520,000
    145,400   Sterling Financial Corp.(c)....     2,708,075
                                               ------------
              TOTAL BANKS....................    41,259,432
                                               ------------
              BUSINESS SERVICES -- 2.78%
     97,600   ABM Industries, Inc............     1,884,900
     64,800   Accustaff, Inc.(a)(c)..........     1,534,950
     64,600   Alternative Resources
                Corp.(c).....................     1,316,225
     46,100   American Business
                Information(c)...............     1,002,675
     38,000   F.Y.I., Inc.(c)................       912,000
     50,900   Iron Mountain, Inc.(c).........     1,527,000
     37,900   Labor Ready, Inc.(c)...........       383,738
     51,600   Manpower, Inc..................     2,296,200
     17,000   MARC, Inc......................       331,500
     65,900   Precision Response
                Corp.(a)(c)..................     1,087,350
    174,700   Protection One, Inc.(a)(c).....     2,358,450
     83,500   Teletech Holdings,
                Inc.(a)(c)...................     2,176,219
                                               ------------
              TOTAL BUSINESS SERVICES........    16,811,207
                                               ------------
              CHEMICALS -- 0.31%
     50,300   Chemed Corp....................     1,883,106
                                               ------------
              COMMERCIAL SERVICES -- 0.34%
     70,000   Greenwich Air Services -- Class
                B............................     2,034,375
                                               ------------
              COMMUNICATIONS -- 1.47%
     74,400   Davox Corp.(a).................     2,659,800
     55,000   Gray Communications System.....     1,234,063
    149,100   Jones Intercable, Inc. -- Class
                A(c).........................     1,901,025

     91,900   PMT Services(c)................     1,401,475
    144,000   ProNet, Inc.(c)................       576,000
     58,875   Saga Communications, Inc.(c)...     1,089,188
                                               ------------
              TOTAL COMMUNICATIONS...........     8,861,551
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 5.08%
     41,700   Affiliated Computer Services --
                Class A(c)...................     1,167,600
     30,400   Bay Networks(c)................       807,500
     71,400   CIBER, Inc.(c).................     2,440,987
    113,500   Cisco Systems, Inc.(c).........     7,618,687
     65,100   Comverse Technology,
                Inc.(a)(c)...................     3,385,200
    135,488   Concord EFS, Inc.(c)...........     3,505,739
     76,200   Encad, Inc.(a)(c)..............     3,162,300
     89,100   National Data Corp.............     3,859,144
     75,200   Neomagic Corp.(a)(c)...........     1,682,600
    100,400   US Office Products
                Company(c)...................     3,068,475
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    30,698,232
                                               ------------
              COMPUTERS AND SOFTWARE SERVICES -- 10.75%
     48,600   3 Com Corp.(c).................     2,187,000
     67,900   America Online, Inc.(a)(c).....     3,776,937
    103,640   Aspen Technologies, Inc.(c)....     3,899,455
    161,300   Cambridge Technology
                Partners(c)..................     5,161,600
     40,100   Computer Horizons Corp.........     1,373,425
     36,100   Data Transmission Network(c)...     1,146,175
     65,800   Documentum, Inc.(a)(c).........     1,636,775
     87,100   HBO & Company(a)...............     5,999,013
     45,300   HNC Software, Inc.(a)(c).......     1,727,063
     59,900   IDX Systems Corp.(a)(c)........     2,066,550
     74,200   JDA Software Group, Inc.(c)....     2,532,075
     41,300   National Computer System,
                Inc..........................     1,099,613
     86,000   Network Appliance,
                Inc.(a)(c)...................     3,268,000
     21,300   Oracle Corp.(c)................     1,072,988
     54,300   Pegasystems, Inc.(a) (c).......     1,703,662
     48,600   PeopleSoft, Inc.(a)(c).........     2,563,650
     59,600   Remedy Corp.(a)(c).............     2,384,000
     52,500   Renaissance Solutions,
                Inc.(c)......................     1,942,500
     90,500   Scopus Technology, Inc.(c).....     2,024,938
    166,100   Sterling Commerce, Inc.(c).....     5,460,538
     62,000   Technology Solutions
                Company(c)...................     2,449,000
     33,500   Veritas Software Corp.(a)(c)...     1,683,375
     29,500   VIASOFT, Inc.(a)(c)............     1,497,125
     57,500   Whittman-Hart, Inc.(c).........     1,617,188

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
    122,750   Wind River Systems(c)..........  $  4,695,188
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    64,967,833
                                               ------------
              CONSTRUCTION -- 0.17%
    107,400   Michael Baker Corp.(c).........       745,087
     15,200   Rexel, Inc.(c).................       281,200
                                               ------------
              TOTAL CONSTRUCTION.............     1,026,287
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.57%
     62,300   Carriage Services, Inc.(c).....     1,355,025
     27,600   Glacier Water Services,
                Inc.(c)......................       703,800
     42,000   LSI LTG Systems, Inc...........       567,000
     59,700   National Sanitary Supply.......       820,875
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................     3,446,700
                                               ------------
              EDUCATION -- 1.10%
    174,825   ITT Educational Services,
                Inc.(c)......................     4,337,845
     32,700   Landauer, Inc..................       758,231
     34,250   Learning Tree
                International(c).............     1,519,844
                                               ------------
              TOTAL EDUCATION................     6,615,920
                                               ------------
              ELECTRONICS -- 6.19%
     25,300   Altera Corp.(c)................     1,277,650
    222,700   Charter Power Systems..........     8,351,250
     83,300   Helen of Troy Ltd.(c)..........     2,134,562
     25,900   Hughes Supply, Inc.............     1,036,000
    141,400   ILC Technology, Inc.(c)........     1,520,050
     97,500   Inter-Tel, Inc.(c).............     2,071,875
     56,550   Remec, Inc.(c).................     1,328,925
     39,230   Richardson Electronics.........       326,099
    105,000   Rogers Corp.(c)................     3,701,250
     51,500   Sanmina Corp.(a)(c)............     3,270,250
     78,600   Sawtek, Inc.(c)................     2,652,750
    309,300   Sensormatic Electronics
                Corp.(a).....................     3,982,237
     31,800   Sipex Corp.....................     1,152,750
     70,130   Sterling Electronics(c)........       894,158
     13,300   Uniphase Corp.(c)..............       774,725
     89,600   Vitesse Semiconductor
                Corp.(c).....................     2,928,800
                                               ------------
              TOTAL ELECTRONICS..............    37,403,331
                                               ------------
              ENGINEERING -- 0.24%
    111,500   URS Corp.(c)...................     1,463,438
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 2.11%
     94,900   Allied Waste Industries,
                Inc.(c)......................     1,648,887
     74,700   American Disposal
                Services(a)(c)...............     1,680,750
     37,730   BHA Group, Inc.................       698,005
     75,500   Superior Services, Inc.(c).....     1,793,125
    145,576   TETRA Tech, Inc.(c)............     3,512,021
     83,700   United Waste Systems,
                Inc.(c)......................     3,431,700
                                               ------------
              TOTAL ENVIRONMENTAL MANAGEMENT
                SERVICES.....................    12,764,488
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 1.52%
     88,000   Aaron Rents, Inc. -- Class B...     1,177,000
     90,000   Alrenco, Inc.(c)...............     1,192,500
     70,000   Amplicon, Inc..................     1,680,000
     67,500   Electro Rent Corp.(c)..........     1,670,625
     79,000   XTRA Corp......................     3,471,063
                                               ------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING........................     9,191,188
                                               ------------
              FINANCE -- 3.96%
    209,800   Allied Capital Advisers,
                Inc.(c)......................       983,437
    101,600   Allied Capital Commercial
                Corp.........................     2,438,400
     71,000   Allied Capital Corp............     1,136,000
    102,292   Allied Capital Lending
                Company......................     1,508,807
     72,700   CACI International, Inc.(c)....     1,108,675
    134,400   Cash American Investments,
                Inc..........................     1,411,200
     86,100   ContiFinancial Corp.(a)(c).....     3,142,650
     40,700   Dollar Tree Stores, Inc.(c)....     2,050,262
     14,200   Franklin Resources, Inc........     1,030,387
     29,700   Sirrom Capital Corp............     1,024,650
    157,000   The Money Store, Inc.(a).......     4,503,938
     60,000   Washington Mutual, Inc.(a).....     3,585,000
                                               ------------
              TOTAL FINANCE..................    23,923,406
                                               ------------
              FOOD AND BEVERAGE -- 2.04%
     74,700   Benihana, Inc.(c)..............       672,300
     80,250   CKE Restaurants, Inc...........     2,537,906
    103,800   Landry's Seafood
                Restaurants(c)...............     2,387,400
    238,300   Ruby Tuesday, Inc.(c)..........     5,346,856
     14,300   ShowBiz Pizza Time(c)..........       377,163
     92,200   Sylvan, Inc.(c)................       979,625
                                               ------------
              TOTAL FOOD AND BEVERAGE........    12,301,250
                                               ------------
              FORESTRY PRODUCTS -- 0.25%
     27,400   Fibreboard Corp.(c)............     1,498,437
                                               ------------
              INSURANCE -- 1.93%
    119,900   HCC Insurance Holdings, Inc....     3,199,831
     38,600   National Western Life
                Insurance -- Class A(c)......     3,445,050
     36,900   Penn Treaty American Corp......     1,130,062
     24,000   Penn-America Group, Inc........       351,000
     44,800   Western National Corp..........     1,201,200
    208,800   Willis Corroon Group (ADR)(a)..     2,335,950
                                               ------------
              TOTAL INSURANCE................    11,663,093
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
              LEISURE AND RECREATION -- 1.91%
     50,800   CapStar Hotel Company(c).......  $  1,625,600
     64,800   Dover Downs Entertainment......     1,166,400
     88,300   Harveys Casinos Resorts........     1,550,769
     67,900   HFS, Inc.(a)(c)................     3,938,200
     24,000   Platinum Entertainment(c)......       162,000
     44,500   Signature Resorts,
                Inc.(a)(c)...................     1,538,031
     60,200   West Marine, Inc.(a)(c)........     1,550,150
                                               ------------
              TOTAL LEISURE AND RECREATION...    11,531,150
                                               ------------
              MACHINERY -- 0.19%
     76,000   K-Tron International,
                Inc.(c)......................     1,140,000
                                               ------------
              MANUFACTURING -- 4.63%
    200,600   Alpha Industries, Inc.(c)......     1,667,487
     13,200   Applied Materials, Inc.(c).....       934,725
    153,900   Blyth Industries, Inc.(a)(c)...     5,194,125
     97,450   Cable Design Technologies(c)...     2,868,684
     57,600   Chase Industries, Inc.(c)......     1,404,000
     60,800   DT Industries, Inc.............     2,173,600
     38,000   Edelbrock Corp.(c).............       817,000
     39,200   Fusion Systems Corp.(c)........     1,550,850
    139,800   Lydall, Inc.(c)................     2,953,275
    118,100   Mail-Well, Inc.(c).............     3,365,850
     42,500   Photronics, Inc.(c)............     2,029,375
     26,700   Scotsman Industries, Inc.......       760,950
     24,800   Speedfam International,
                Inc.(c)......................       889,700
     55,150   Watsco, Inc....................     1,378,750
                                               ------------
              TOTAL MANUFACTURING............    27,988,371
                                               ------------
              MEDIA -- 2.38%
     63,000   Consolidated Graphics,
                Inc.(c)......................     2,630,250
    138,400   Granite Broadcasting
                Corp.(a)(c)..................     1,418,600
     85,500   Houghton Mifflin Company.......     5,707,125
    340,700   Steck Vaughn Publishing
                Corp.(c).....................     4,599,450
                                               ------------
              TOTAL MEDIA....................    14,355,425
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 6.86%
     62,500   Acuson Corp.(c)................     1,437,500
    133,200   Advocat, Inc.(c)...............     1,515,150
    173,300   Daniel Industries..............     2,675,319
     82,200   Gulf South Medical Supply,
                Inc.(c)......................     1,602,900
     60,000   Horizon Mental Health
                Management(c)................     1,350,000
     42,500   KLA-Tencor Corp.(c)............     2,071,875
     62,900   Lifeline Systems, Inc.(c)......     1,210,825
    138,000   Morrison Health Care, Inc......     2,199,375
     51,200   National Dentex Corp.(c).......       972,800
     71,600   Orthodontic Centers Of
                America(a)(c)................     1,302,225
    285,000   Owens & Minor Holding Company..     4,257,188
    107,300   Prime Medical Service,
                Inc.(c)......................     1,160,181
     19,200   Quintiles Transnational
                Corp.(c).....................     1,336,800
     46,800   Quorum Health Group, Inc.(c)...     1,673,100
     60,200   Retirement Care
                Associates(c)................       744,975
    129,300   Renal Treatment Centers,
                Inc.(c)......................     3,474,938
     50,700   Res-Care, Inc.(c)..............       969,638
     32,500   Summit Care Corp.(c)...........       438,750
     67,900   Sunrise Assisted Living,
                Inc.(c)......................     2,376,500
    225,700   Universal Health Services --
                Class B(c)...................     8,689,450
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    41,459,489
                                               ------------
              METALS AND MINING -- 0.81%
     40,500   Furon Company..................     1,270,688
      6,500   Maverick Tube Corp.(c).........       243,750
     93,600   RMI Titanium Company(a)(c).....     2,550,600
     30,300   Wolverine Tube, Inc.(c)........       844,613
                                               ------------
              TOTAL METALS AND MINING........     4,909,651
                                               ------------
              OIL AND GAS -- 4.60%
     95,600   Berry Petroleum................     1,816,400
     36,000   Evi, Inc.(c)...................     1,512,000
     53,800   Forcenergy Gas Exploration
                (a)(c).......................     1,634,175
     42,700   Global Industries Ltd(c).......       997,442
     13,200   Halliburton Company............     1,046,100
    122,400   Newpark Resources,
                Inc.(a)(c)...................     4,131,000
     64,100   Pool Energy Services(c)........     1,161,813
     50,500   Pride Petroleum Services,
                Inc.(a)......................     1,212,000
     26,500   SEACOR Smit, Inc.(c)...........     1,386,281
    236,700   Tosco Corp.....................     7,086,206
     61,000   Trico Marine Services, Inc.
                (a)(c).......................     1,330,563
    104,600   Varco International, Inc.(c)...     3,373,350
     50,700   World Fuel Services Corp.......     1,109,063
                                               ------------
              TOTAL OIL AND GAS..............    27,796,393
                                               ------------
              PHARMACEUTICALS -- 4.07%
     58,800   Agouron Pharmaceuticals,
                Inc.(a)(c)...................     4,755,450
     78,800   Applied Analytical Industries,
                Inc.(c)......................     1,595,700
     38,500   BioChem Pharmaceuticals,
                Inc.(c)......................       856,625
     42,500   Centocor, Inc.(c)..............     1,320,156
     99,100   Dura Pharmaceuticals,
                Inc.(c)......................     3,951,612
     82,400   Jones Medical Industries,
                Inc.(a)......................     3,914,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                          VALUE
-----------                                    ------------
              COMMON STOCK (CONTINUED)
     81,700   NCS HealthCare, Inc. -- Class
                A(c).........................  $  2,481,638
     95,500   Parexel International
                Corp.(a)(c)..................     3,032,125
     86,600   Vitalink Pharmacy
                Services(c)..................     1,656,225
      8,100   Warner-Lambert Company.........     1,006,425
                                               ------------
              TOTAL PHARMACEUTICALS..........    24,569,956
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 1.34%
     55,369   Chateau Communities, Inc.......     1,584,938
    115,900   Equity Inns, Inc...............     1,550,162
     36,600   Health Care Property
                Investments, Inc.............     1,290,150
     65,500   RFS Hotel Investors, Inc.......     1,179,000
     44,200   Sovran Self Storage............     1,292,850
     35,000   Sun Communities, Inc...........     1,174,688
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUST..........................     8,071,788
                                               ------------
              RETAIL -- 2.65%
     64,600   ACC Corp.(c)...................     1,994,525
     63,200   American Safety Razor
                Company(c)...................     1,145,500
    173,750   Consolidated Stores Corp.......     6,037,812
     77,200   Fred's, Inc....................     1,158,000
    175,000   MacFrugals Bargains Close-
                Outs(c)......................     4,768,750
    156,800   Michael Anthony Jewelers,
                Inc.(c)......................       627,200
     61,000   Uni-Marts, Inc.................       305,000
                                               ------------
              TOTAL RETAIL...................    16,036,787
                                               ------------
              SECURITY -- 1.07%
    215,000   Pittston Brink's Group.........     6,450,000
                                               ------------
              SEMICONDUCTORS -- 1.23%
     88,100   Texas Instruments..............     7,405,906
                                               ------------
              TELECOMMUNICATIONS -- 5.54%
     44,200   Advanced Fibre
                Communication(a)(c)..........     2,668,575
    115,500   Arch Communications Group,
                Inc.(c)......................       880,687
     69,800   Aspect Telecommunication
                Corp.(c).....................     1,553,050
     30,950   Associated Group, Inc. -- Class
                B(c).........................     1,199,312
    140,375   Centennial Cellular Corp. --
                Class A(c)...................     2,228,453
     47,800   CFW Communications Company.....       878,325
     35,500   CIENA Corp.(a)(c)..............     1,672,937
     42,900   CommNet Cellular, Inc.(c)......     1,490,775
    142,500   Communications Central,
                Inc.(c)......................     1,567,500
     90,900   Davel Communications Group(c)..     1,636,200
     57,800   LCI International, Inc.(c).....     1,264,375
      5,100   MasTec, Inc.(a)(c).............       241,294
     81,500   MIDCOM Communications,
                Inc.(a)(c)...................       432,969
     56,700   Motorola, Inc..................     4,309,200
     52,700   Nokia Corp. (ADR)..............     3,886,625
     87,100   Omnipoint Corp.(c).............     1,448,038
     86,800   P-COM, Inc.(c).................     2,864,400
     51,400   SITEL Corp.(a)(c)..............     1,060,125
     41,600   Tekelec(c).....................     1,471,600
     64,700   Wireless Telecom Group, Inc....       715,744
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    33,470,184
                                               ------------
              TRANSPORTATION:
                FREIGHT -- 5.84%
    108,400   Air Express International
                Corp.........................     4,308,900
    215,000   Airborne Freight Corp..........     9,003,125
    237,100   Circle International Group,
                Inc..........................     6,253,512
    198,700   CNF Transportation, Inc.(a)....     6,408,075
    105,474   Fritz Companies, Inc.(a)(c)....     1,021,779
      8,300   Intercargo, Inc................        97,525
    239,750   Pittston Burlington Group......     6,742,969
     65,000   Sea Containers Ltd.............     1,470,625
                                               ------------
              TOTAL TRANSPORTATION:
                FREIGHT......................    35,306,510
                                               ------------
              UTILITIES: ELECTRIC -- 0.70%
    600,000   El Paso Electric Company(c)....     4,237,500
                                               ------------
              TOTAL COMMON STOCK (Cost
              $434,340,560)..................   559,884,584
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 5.52%
  5,166,353   Janus Institutional Money
                Market Fund(b)...............     5,166,353
 28,170,000   Merrimac Cash Fund -- Premium
                Class(b).....................    28,170,000
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $33,336,353)...    33,336,353
                                               ------------

 PRINCIPAL
-----------
              TIME DEPOSITS -- 9.41%
$   317,542   First National Bank of Boston,
                6.35%, 07/01/97(b)...........       317,619
 20,486,771   First Union Bank, 5.59%,
                05/02/98(b)..................    20,491,714
  6,003,663   Harris Trust & Savings Bank,
                6.25%, 07/01/97(b)...........     6,005,112
 15,000,000   JP Morgan, 6.37%,
                07/01/97(b)..................    15,003,619

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
-----------                                    ------------
              TIME DEPOSITS (CONTINUED)
$15,000,000   Republic New York Securities
                Corp., 6.40%, 07/15/97(b)....  $ 15,003,619
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $56,821,683)...................    56,821,683
                                               ------------
              TOTAL SECURITIES (Cost
              $524,498,596)..................   650,042,620
                                               ------------
              REPURCHASE AGREEMENTS -- 7.42%
 18,666,680   With Investors Bank & Trust
                dated 06/30/97, 5.51%,
                repurchase proceeds at
                maturity $18,669,537,
                07/01/97 (Collateralized by
                various United States
                Government Agency
                Obligations, 6.875%-7.125%,
                due 05/20/25 to 11/20/25,
                with a total value of
                $19,600,351) (Cost
                $18,666,680).................    18,666,680
 10,543,738   With Investors Bank & Trust
                dated 06/30/97, 5.51%,
                repurchase proceeds at
                maturity $10,545,352,
                07/01/97 (Collateralized by
                Government National Mortgage
                Association, 6.875%, due
                12/20/22 with a value of
                $1,723,939 and Government
                National Mortgage
                Association, 7.00%, due
                06/20/26, with a value of
                $9,347,548) (Cost
                $10,543,738).................    10,543,738
  2,509,496   With Investors Bank & Trust
                dated 06/30/97, 5.51%,
                repurchase proceeds at
                maturity $2,509,880, 07/01/97
                (Collateralized by Government
                National Mortgage
                Association, 7.125%, due
                05/20/22, with a value of
                2,635,219) (Cost
                $2,509,496)..................     2,509,496
$13,119,884   With Morgan Stanley, dated
                06/30/97, 5.32%, repurchase
                proceeds at maturity
                $13,121,822, 07/1/97
                (Collateralized by US
                Treasury Bill, 5.12%, due
                12/11/97, with a value of
                $13,390,845) (Cost
                $13,119,884).................  $ 13,119,884
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $44,839,798).............    44,839,798
                                               ------------
              Total Investments -- 115.02%
              (Cost $569,338,394)............   694,882,418
              Other assets less
              liabilities -- (15.02)%........   (90,737,619)
                                               ------------
              NET ASSETS -- 100.00%..........  $604,144,799
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $569,338,394.
The following amount is based on costs for federal income
  tax purposes:
    Gross unrealized appreciation..........    $139,015,825
    Gross unrealized depreciation..........     (13,471,801)
                                               ------------
    Net unrealized appreciation............    $125,544,024
                                               ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                           VALUE
----------                                      -----------
             COMMON STOCK -- 94.66%
             COMPUTERS AND OFFICE EQUIPMENT -- 9.10%
     5,000   Compaq Computer(c)...............  $   496,250
     3,000   Dell Computer Corp.(c)...........      352,313
     7,100   Sun Microsystems, Inc.(c)........      264,253
     4,000   Xerox Corp. .....................      315,500
                                                ------------
             TOTAL COMPUTERS AND OFFICE
             EQUIPMENT........................    1,428,316
                                                ------------
             COMPUTER SOFTWARE AND SERVICES -- 13.54%
     7,500   BMC Software, Inc.(c)............      415,312
     5,100   Compuware Corp.(c)...............      243,525
     6,000   McAfee Associates, Inc.(c).......      378,750
     4,500   Microsoft Corp.(c)...............      568,688
    16,000   Siebel Systems, Inc.(c)..........      516,000
                                                ------------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES.........................    2,122,275
                                                ------------
             CONSUMER GOODS AND SERVICES -- 2.71%
     6,600   Johnson & Johnson................      424,875
                                                ------------
             ELECTRONICS -- 15.56%
     8,700   Altera Corp.(c)..................      439,350
    17,000   Cellstar Corp.(c)................      520,625
     6,000   Philips Electronics N.V. (ADR)...      431,250
     8,000   Sanmina Corp.(c).................      508,000
    13,800   Teradyne, Inc.(c)................      541,650
                                                ------------
             TOTAL ELECTRONICS................    2,440,875
                                                ------------
             FINANCE -- 2.19%
     4,600   American Express Company.........      342,700
                                                ------------
             INSURANCE -- 5.36%
    14,400   Healthsouth Corp.(c).............      359,100
     6,700   Oxford Health Plans, Inc.(c).....      480,725
                                                ------------
             TOTAL INSURANCE..................      839,825
                                                ------------
             MANUFACTURING -- 4.76%
     6,000   Applied Materials, Inc.(c).......      424,875
     5,500   ASM Lithography Holding N.V.(c)..      321,750
                                                ------------
             TOTAL MANUFACTURING..............      746,625
                                                ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 6.51%
     6,500   Guidant Corp. ...................      552,500
     9,600   KLA-Tencor Corp.(c)..............      468,000
                                                ------------
             TOTAL MEDICAL AND OTHER HEALTH
             SERVICES.........................    1,020,500
                                                ------------
             OIL AND GAS -- 5.91%
     4,000   Diamond Offshore Drilling,
               Inc.(c)........................      312,500
    12,000   Global Marine, Inc.(c)...........      279,000
    17,100   Marine Drilling Company,
               Inc.(c)........................      335,587
                                                ------------
             TOTAL OIL AND GAS................      927,087
                                                ------------
             PHARMACEUTICALS -- 5.77%
     6,100   Bristol-Myers Squibb Company.....      494,100
     3,300   Warner-Lambert Company...........      410,025
                                                ------------
             TOTAL PHARMACEUTICALS............      904,125
                                                ------------
             RETAIL -- 1.51%
     7,200   Costco Companies, Inc.(c)........      236,700
                                                ------------
             SEMICONDUCTOR -- 2.63%
     4,900   Texas Instruments................      411,906
                                                ------------
             TELECOMMUNICATIONS -- 19.11%
    12,100   Brightpoint, Inc.(c).............      394,006
     5,000   Lucent Technologies..............      360,313
     6,000   Motorola, Inc. ..................      456,000
     7,500   Nokia Corp. (ADR)................      553,125
     2,900   Telecomunicacoes Brasileiras
               (ADR)..........................      440,075
     8,050   Telefonos De Mexico (ADR)........      384,388
     7,300   Tellabs, Inc. ...................      407,887
                                                ------------
             TOTAL TELECOMMUNICATIONS.........    2,995,794
                                                ------------
             TOTAL SECURITIES
             (Cost $12,561,051)...............   14,841,603
                                                ------------
PRINCIPAL
----------
             REPURCHASE AGREEMENT -- 8.42%
$1,319,166   With Investors Bank & Trust,
               dated 06/30/97, 5.51%,
               repurchase proceeds at maturity
               $1,319,368, 07/01/97
               (Collateralized by Government
               National Mortgage Association,
               7.125%, due 05/20/22 with a
               value of $1,385,479) (Cost
               $1,319,166)....................    1,319,166
                                                ------------
             Total Investments -- 103.08%
             (Cost $13,880,217)...............   16,160,769
             Other assets less
             liabilities -- (3.08)%...........     (482,418)
                                                ------------
             NET ASSETS -- 100.00%............  $15,678,351
                                                ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $13,880,217.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation...........     $ 2,343,536
    Gross unrealized depreciation...........         (62,984)
                                                ------------
    Net unrealized appreciation.............     $ 2,280,552
                                                ============

---------------
(c) Non-income producing security
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                          VALUE
----------                                      -----------
             CORPORATE BONDS AND NOTES -- 88.69%
             ADVERTISING -- 3.07%
$  500,000   Lamar Advertising, 9.625%,
               12/01/06.......................  $   512,500
   525,000   Outdoor Systems, Inc., 9.375%,
               10/15/06.......................      526,313
                                                ------------
             TOTAL ADVERTISING................    1,038,813
                                                ------------
             AEROSPACE -- 0.77%
   250,000   BE Aerospace, 9.75%, 03/01/03....      260,000
                                                ------------
             APPAREL -- 0.93%
   300,000   William Carter, 10.375%,
               12/01/06.......................      314,250
                                                ------------
             AUTOMOTIVE PRODUCTS -- 3.99%
   525,000   Ryder Trucks, Inc., 10.00%,
               12/01/06.......................      540,750
   420,000   Blue Bird Body, 10.75%,
               11/15/06.......................      446,250
   350,000   Jordan Industries, 10.375%,
               08/01/03.......................      365,750
                                                ------------
             TOTAL AUTOMOTIVE PRODUCTS........    1,352,750
                                                ------------
             BUSINESS SERVICES -- 2.65%
   350,000   Atrium Companies, Inc., 10.50%,
               11/15/06.......................      364,000
   500,000   Iron Mountain, 10.125%,
               10/01/06.......................      532,500
                                                ------------
             TOTAL BUSINESS SERVICES..........      896,500
                                                ------------
             CHEMICALS -- 4.52%
   535,000   General Chemical, Inc., 9.25%,
               08/15/03.......................      548,375
   450,000   Koppers Industries, Inc., 8.50%,
               02/01/04.......................      443,250
   500,000   Sterling Chemicals, Inc., 11.75%,
               08/15/06.......................      540,000
                                                ------------
             TOTAL CHEMICALS..................    1,531,625
                                                ------------
             CONSTRUCTION -- 0.33%
   100,000   Johns Manville International
               Group, 10.875%, 12/15/04.......      111,500
                                                ------------
             CONSUMER GOODS AND SERVICES -- 1.55%
   500,000   Purina Mills, 10.25%, 09/01/03...      526,250
                                                ------------
             ENVIRONMENTAL MANAGEMENT -- 1.58%
   500,000   Allied Waste North America,
               10.25%, 12/01/06...............      535,000
                                                ------------
             FINANCE -- 5.41%
   300,000   Hawk Corp., 10.25%, 12/01/03.....      309,000
   500,000   Imperial Credit Industries, Inc.,
               9.875%, 01/15/07...............      495,000
   130,000   ISP Holdings, Inc., 9.75%,
               02/15/02.......................      137,800
   400,000   Mesa Operating, 11.625%,
               07/01/06.......................      308,000
   460,000   Muzak LP/Capital, 10.00%,
               10/01/03.......................      480,700
   100,000   Primark Corp., 8.75%, 10/15/00...      101,250
                                                ------------
             TOTAL FINANCE....................    1,831,750
                                                ------------
             FOOD AND BEVERAGE -- 7.29%
   500,000   Ameriking, Inc., 10.75%,
               12/01/06.......................      521,250
   300,000   Cott Corp., 8.50%, 05/07/07......      298,500
   100,000   Cott Corp., 9.375%, 07/01/05.....      104,000
   325,000   Delta Beverage Group, 9.75%,
               12/15/03.......................      338,000
   400,000   Gorges/Quik To Fix Food, 11.50%,
               12/01/06.......................      412,000
   355,000   International Home Foods,
               10.375%, 11/01/06..............      365,650
   400,000   Ralphs Grocery, 10.45%,
               06/15/04.......................      429,500
                                                ------------
             TOTAL FOOD AND BEVERAGE..........    2,468,900
                                                ------------
             FOREST AND PAPER
               PRODUCTS -- 0.47%
   150,000   Scotts Company, 9.875%,
               08/01/04.......................      160,500
                                                ------------
             FREIGHT AND CARGO -- 0.61%
   200,000   Sea Containers, 9.50%,
               07/01/03.......................      207,500
                                                ------------
             INDUSTRIAL -- 4.53%
   200,000   Bell & Howell Company, 0.00%,
               03/01/05.......................      161,000
   300,000   Clark Materials, 10.75%,
               11/15/06.......................      317,250
   175,000   Portola Packaging, 10.75%,
               10/01/05.......................      180,250
   350,000   Rayovac Corp., 10.25%.
               11/01/06.......................      365,750
   500,000   Synthetic Industries, 9.25%,
               02/15/07.......................      510,000
                                                ------------
             TOTAL INDUSTRIAL.................    1,534,250
                                                ------------
             LEISURE AND RECREATION -- 7.91%
   200,000   Act III Theatres, 11.875%,
               02/01/03.......................      217,500
   525,000   Cinemark USA, 9.625%, 08/01/08...      532,875
   900,000   Riddell Sports, Inc., 10.50%,
               07/15/07.......................      920,250
   500,000   Host Marriot Travel Plaza, 9.50%,
               05/15/05.......................      522,500
   500,000   Trump Atlantic City, 11.25%,
               05/01/06.......................      487,500
                                                ------------
             TOTAL LEISURE AND RECREATION.....    2,680,625
                                                ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                          VALUE
----------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MACHINERY -- 5.21%
$  130,000   Carrols Corp., 11.50%,
               08/15/03.......................  $   138,450
   875,000   Central Tractor, 10.625%,
               04/01/07.......................      905,625
   530,000   Clark USA, Inc., 10.875%,
               12/01/05.......................      561,800
   150,000   Mettler Toledo, 9.75%,
               10/01/06.......................      157,500
                                                ------------
             TOTAL MACHINERY..................    1,763,375
                                                ------------
             MANUFACTURING -- 9.14%
   150,000   American Standard Senior Notes,
               10.875%, 05/15/99..............      160,500
   175,000   Buckeye Cellulose Corp., 8.50%,
               12/05/05.......................      175,000
   450,000   DVI, Inc., 9.875%, 02/01/04......      450,000
   200,000   Essex Group, 10.00%, 05/01/03....      211,000
    75,000   IDEX Corp., 9.75%, 09/15/02......       78,188
   500,000   Owens & Minor, 10.875%,
               06/01/06.......................      546,250
   500,000   Safelite Glass, 9.875%,
               12/15/06.......................      525,000
   500,000   Unisys Corp., 12.00%, 04/15/03...      541,250
   400,000   Westinghouse Air, 9.375%,
               06/15/05.......................      412,000
                                                ------------
             TOTAL MANUFACTURING..............    3,099,188
                                                ------------
             MEDIA -- 4.32%
   100,000   ARA Group, 8.50%, 06/01/03.......      103,920
   320,000   Comcast Corp., 9.125%,
               10/15/06.......................      334,000
    50,000   Jones Intercable, 9.625%,
               03/15/02.......................       52,375
   350,000   LDM Technologies, 10.75%,
               01/15/07.......................      367,500
   250,000   Rogers Cablesystems, Ltd.,
               10.00%, 12/01/07...............      267,500
   125,000   Rogers Cablesystems, Ltd.,
               11.00%, 12/01/15...............      136,250
   190,000   Rogers Cantel, 9.375%,
               06/01/08.......................      200,213
                                                ------------
             TOTAL MEDIA......................    1,461,758
                                                ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 2.23%
   625,000   Leiner Health, 9.625%,
               07/10/07.......................      632,030
   120,000   Quorum Health, 8.75%, 11/01/05...      123,300
                                                ------------
             TOTAL MEDICAL AND OTHER HEALTH
             SERVICES.........................      755,330
                                                ------------
             METALS AND MINING -- 4.04%
   180,000   Oregon Steel Mills, 11.00%,
               06/15/03.......................      193,950
   500,000   Renco Metals Senior Notes,
               11.50%, 07/01/03...............      535,000
   600,000   Weirton Steel Corp., 11.375%,
               07/01/04.......................      639,000
                                                ------------
             TOTAL METALS AND MINING..........    1,367,950
                                                ------------
             OIL AND GAS -- 1.98%
   420,000   Costilla Energy, 10.25%,
               10/01/06.......................      436,800
   230,000   Vintage Petroleum Senior
               Subordinated Notes, 9.00%,
               12/15/05.......................      232,300
                                                ------------
             TOTAL OIL AND GAS................      669,100
                                                ------------
             PUBLISHING -- 0.84%
   280,000   Hollinger International
               Publishing, 9.25%, 02/01/06....      284,900
                                                ------------
             RETAIL -- 0.55%
   175,000   Finlay Fine Jewelry, 10.625%,
               05/01/03.......................      185,500
                                                ------------
             TELECOMMUNICATIONS -- 7.88%
   525,000   Adelphia Communications, 9.875%,
               03/01/05.......................      515,812
   200,000   Allbritton Communications,
               11.50%, 08/15/04...............      210,000
   350,000   Century Communications, 9.75%,
               02/15/02.......................      362,250
   500,000   Gray Communication System, Inc.,
               10.625%, 10/01/06..............      527,500
   500,000   Jacor Communications, 9.75%,
               12/15/06.......................      522,500
   100,000   Lenfest Communications, 8.375%,
               11/01/05.......................       98,375
   400,000   Lenfest Communications, 10.50%,
               06/15/06.......................      435,000
                                                ------------
             TOTAL TELECOMMUNICATIONS.........    2,671,437
                                                ------------
             TEXTILES -- 2.42%
   525,000   CMI Industries, 9.50%,
               10/01/03.......................      528,937
   280,000   Westpoint Stevens, 9.375%,
               12/15/05.......................      291,200
                                                ------------
             TOTAL TEXTILES...................      820,137
                                                ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

PRINCIPAL                                          VALUE
----------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TRANSPORTATION -- 2.56%
$  500,000   Loomis Fargo & Company, 10.00%,
               01/15/04.......................  $   505,000
   100,000   Teekay Shipping, 8.32%,
               02/01/08.......................       99,750
   250,000   Viking Star Shipping, 9.625%,
               07/15/03.......................      263,750
                                                ------------
             TOTAL TRANSPORTATION.............      868,500
                                                ------------
             UTILITIES: ELECTRIC -- 1.91%
   200,000   California Energy Company, Inc.,
               9.875%, 06/30/03...............      212,000
   100,000   Calpine Corp., 9.25%, 02/01/04...      101,500
   200,000   El Paso Electric Company, 8.90%,
               02/01/06.......................      213,000
   110,000   El Paso Electric Company, 9.40%,
               05/01/11.......................      119,625
                                                ------------
             TOTAL UTILITIES: ELECTRIC........      646,125
                                                ------------
             TOTAL SECURITIES
             (Cost $29,466,654)...............   30,043,513
                                                ------------
             REPURCHASE AGREEMENT -- 9.50%
 3,217,465   With Investors Bank & Trust,
               dated 06/30/97, 5.51%,
               repurchase proceeds at maturity
               $3,217,957, 07/01/97
               (Collaterized by Government
               National Mortgage Association,
               7.00%, due 02/20/26 with a
               value of $3,379,149) (Cost
               $3,217,465)....................    3,217,465
             Total Investments -- 98.19%
             (Cost $32,684,119)...............   33,260,978
             Other assets less
             liabilities -- 1.81%.............      613,803
                                                ------------
             NET ASSETS -- 100.00%............  $33,874,781
                                                ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $32,684,119.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $    631,898
    Gross unrealized depreciation..........         (55,039)
                                                ------------
    Net unrealized appreciation............    $    576,859
                                                ============

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------  -------
               COMMON STOCKS -- 91.16%
               APPAREL -- 0.46%
     15,000    Gucci Group N.V.(c).......   $    979,931    NET
                                            ------------
               AUTOMOBILE -- 4.99%
     12,000    Daimler Benz..............        974,442    GER
     50,000    Honda Motor Company,
                Ltd. ....................      1,507,470    JPN
     67,000    Mitsubishi Motor
                Corp.(a).................        480,115    JPN
     18,000    Peugeot SA................      1,741,459    FRA
    151,000    Suzuki Motor Corp. .......      1,913,380    JPN
     32,000    Toyota Motor Company......        945,206    JPN
     20,063    Valeo.....................      1,247,329    FRA
      2,400    Volkswagen AG.............      1,841,456    GER
                                            ------------
               TOTAL AUTOMOBILE..........     10,650,857
                                            ------------
               BANKS -- 8.92%
    137,900    Allied Irish Banks PLC....      1,051,129     UK
    185,000    Australia & New Zealand
                Bank Group, Ltd. ........      1,372,053    AUS
      2,000    Banco Popular Espanola....        490,922    SPA
     19,000    Bangkok Bank Company,
                Ltd. ....................        137,200    THA
    435,000    Bank of Scotland..........      2,794,484     UK
     11,000    Credit Suisse Group.......      1,414,754    SWI
      1,860    Holderbank Financial
                Glaris -- Class B........      1,759,399    SWI
    125,515    National Westminster
                Bank.....................      1,686,821     UK
     33,000    Overseas Chinese Banking
                Corp. ...................        341,573    SIN
    100,000    Royal Bank of Scotland
                Group PLC................        935,330     UK
    130,000    Sumitomo Bank.............      2,135,796    JPN
    167,200    Thai Farmers Bank Alien
                Market...................        746,126    THA
    108,000    The Bank of Tokyo
                Mitsubishi...............      2,170,757    JPN
    336,000    Westpac Banking Corp. ....      2,006,122    AUS
                                            ------------
               TOTAL BANKS...............     19,042,466
                                            ------------
               CHEMICALS -- 1.46%
    370,000    Mitsubishi Chemical
                Corp. ...................      1,209,271    JPN
     35,000    Norsk Hydro...............      1,907,577    NOR
                                            ------------
               TOTAL CHEMICALS...........      3,116,848
                                            ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.42%
     14,100    Softbank Corp.(a).........        903,198    JPN
                                            ------------
               CONSTRUCTION -- 1.77%
    163,000    Okumura...................        864,634    JPN
     13,000    Rohm Company..............      1,340,556    JPN
    156,000    Sekisui House, Ltd. ......      1,581,388    JPN
                                            ------------
               TOTAL CONSTRUCTION........      3,786,578
                                            ------------
               CONSUMER GOODS AND SERVICES -- 7.95%
      8,300    Electrolux................        598,960    SWE
     22,000    Fuji Photo Film...........        886,305    JPN
     43,500    Hennes & Mauritz..........      1,558,314    SWE
     40,000    Hoya Corp. ...............      1,782,748    JPN
     24,000    Izumi.....................        352,354    JPN
     50,000    Loewen Group, Inc. .......      1,737,500    USA
    221,000    Nikon Corp. ..............      3,727,430    JPN
     13,700    Nintendo Corp., Ltd. .....      1,149,348    JPN
     12,000    Orkla Asa -- Class B......        814,664    NOR
    113,203    Reckitt and Colman PLC....      1,689,974     UK
    106,000    Shiseido Company..........      1,750,760    JPN
     10,700    Sony Corp. ...............        934,134    JPN
                                            ------------
               TOTAL CONSUMER GOODS AND
               SERVICES..................     16,982,491
                                            ------------
               ELECTRONICS -- 4.94%
        750    ABB AG....................      1,136,948    SWI
    100,200    Caradon PLC...............        335,189     UK
     80,000    Electrocomponents PLC.....        595,152     UK
     50,000    Hitachi, Ltd. ............        559,290    JPN
     30,000    Kyocera Corp. ............      2,385,735    JPN
     27,000    Murata Manufacturing
                Company, Ltd. ...........      1,075,939    JPN
    114,000    NEC Corp. ................      1,593,982    JPN
     60,000    Tokyo Electron, Ltd. .....      2,873,370    JPN
                                            ------------
               TOTAL ELECTRONICS.........     10,555,605
                                            ------------
               ENGINEERING -- 0.23%
     18,700    Chudenko Corp. ...........        501,695    JPN
                                            ------------
               ENVIRONMENTAL MANAGEMENT SERVICES -- 0.01%
        900    Kurita Water Industries...         23,988    JPN
                                            ------------
               FINANCE -- 3.34%
     39,400    HSBC Holdings PLC.........      1,212,120     UK
     55,953    Lend Lease Corp., Ltd. ...      1,173,670    AUS
     63,000    Lloyds TSB Group PLC......        646,928     UK
    157,500    PT Hm Sampoerna
                International Finance
                Company..................        601,157    IDN
      6,000    Shohkoh Fund..............      1,819,452    JPN
      2,900    Soc. Gen Belgique Parts De
                Res. NPV.................        271,043    BEL
     23,200    Sparbanken Sverige --
                Class A..................        516,063    SWE
    181,000    Wako Securities Company,
                Ltd.(c)..................        893,688    JPN
                                            ------------
               TOTAL FINANCE.............      7,134,121
                                            ------------
               FOOD AND BEVERAGE -- 5.81%
    116,200    Amatil, Ltd., Coca Cola...      1,497,260    AUS
    111,000    Asahi Breweries,
                Ltd.(a)..................      1,658,740    JPN
    150,000    Fraser And Neave, Ltd. ...      1,070,040    SIN
      6,300    Heineken N.V. ............      1,077,158    NET
     45,000    Jusco Company.............      1,521,887    JPN
     20,000    Lion Nathan...............         50,558    NZE
      1,150    Nestle....................      1,519,292    SWI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------ ---------
               COMMON STOCKS (CONTINUED)
     55,000    Panamerican Beverages,
                Inc. -- Class A..........   $  1,808,125    MEX
     16,000    Seagrams Company, Ltd. ...        644,000    CDA
    210,000    Tate & Lyle PLC...........      1,560,510     UK
                                            ------------
               TOTAL FOOD AND BEVERAGE...     12,407,570
                                            ------------
               INDUSTRIAL -- 4.05%
     34,320    Advantest Corp. ..........      2,639,304    JPN
     43,000    Alcan Aluminum, Ltd. .....      1,491,563    CDA
    160,000    Reed International,
                Ltd. ....................      1,544,464     UK
     15,600    Sidel.....................      1,209,006    FRA
    280,000    Western Mining Corp.
                Holding, Ltd. ...........      1,751,484    AUS
                                            ------------
               TOTAL INDUSTRIAL..........      8,635,821
                                            ------------
               INSURANCE -- 2.33%
    161,210    Alleanza Assicuraz........        814,804    ITA
    277,072    GIO Australian Holdings,
                Ltd. ....................        850,999    AUS
     12,000    Mapfre Vida Seguros.......        779,220    SPA
     78,000    Siebe PLC.................      1,321,515     UK
    178,000    Yasuda Fire and Marine
                Insurance................      1,197,762    JPN
                                            ------------
               TOTAL INSURANCE...........      4,964,300
                                            ------------
               INVESTMENT HOLDING COMPANIES -- 1.95%
        395    Baloise Holdings..........        942,895    SWI
    124,000    Hutchison Whampoa.........      1,072,364    HNG
    465,000    Sime Darby Berhad.........      1,547,520    MAL
    350,000    Technology Resources
                Industries(c)............        601,790    MAL
                                            ------------
               TOTAL INVESTMENT HOLDING
               COMPANIES.................      4,164,569
                                            ------------
               LEISURE AND RECREATION -- 0.99%
     10,000    Accor.....................      1,498,909    FRA
    147,800    Euro Disneyland SCA(c)....        230,346    FRA
    142,120    San Miquel Corp. -- Class
                B........................        374,472    PHI
                                            ------------
               TOTAL LEISURE AND
               RECREATION................      2,103,727
                                            ------------
               MACHINERY -- 0.77%
    200,000    BPB Industries............      1,081,260     UK
     24,000    Komori Corp. .............        570,478    JPN
                                            ------------
               TOTAL MACHINERY...........      1,651,738
                                            ------------
               MANUFACTURING -- 6.79%
     39,600    ASM Lithography Holding
                N.V.(c)..................      2,316,600    NET
    166,000    ABB AB -- Class A.........      2,329,295    SWE
      5,500    Granges AB(c).............         73,974    SWE
      7,400    Mannesmann AG.............      3,299,676    GER
     92,000    Mitsubishi Heavy..........        706,698    JPN
     99,000    Morgan Crucible Company
                PLC......................        734,847     UK
     14,600    Philips Electronics N.V.
                (ADR)....................      1,049,375    NET
     30,800    Philips Electronics
                N.V. ....................      2,210,193    NET
      7,500    Thyssen AG................      1,777,583    GER
                                            ------------
               TOTAL MANUFACTURING.......     14,498,241
                                            ------------
               MEDIA -- 3.49%
     29,200    British Sky Broadcasting
                PLC......................        212,856     UK
      2,037    Canal Plus................        396,926    FRA
     17,100    Grupo Televisa
                (GDR)(a)(c)..............        519,413    MEX
     30,000    News Corp., Ltd.
                (ADR)(a).................        577,500    AUS
     69,638    News Corp., Ltd.(a)(c)....        331,268    AUS
     53,000    Rogers Communications --
                Class B(c)...............        332,315    CDA
     89,000    Singapore Press Holdings,
                Ltd. ....................      1,792,629    SIN
    111,000    Thomson Corp. ............      2,578,869    CDA
     35,000    Tokyo Broadcasting........        718,778    JPN
                                            ------------
               TOTAL MEDIA...............      7,460,554
                                            ------------
               MEDICAL AND OTHER HEALTH
               SERVICES -- 0.45%
      7,400    Synthelabo................        964,241    FRA
                                            ------------
               METALS AND MINING -- 2.44%
     46,000    Inco, Ltd.(a).............      1,382,875    CDA
    475,000    Nippon Steel Corp. .......      1,519,240    JPN
     29,863    Pechiney SA -- Class A....      1,177,543    FRA
     65,000    Rio Tinto PLC.............      1,132,092     UK
                                            ------------
               TOTAL METALS AND MINING...      5,211,750
                                            ------------
               OIL AND GAS -- 3.10%
     10,200    Societe National Elf-
                Aquitaine................      1,101,493    FRA
     40,000    Suncor, Inc. .............      1,072,500    CDA
     48,000    Talisman Energy,
                Inc.(c)..................      1,476,994    CDA
     15,000    Total S.A. -- Series B....      1,517,645    FRA
    115,900    Woodside Petroleum,
                Ltd.(c)..................        989,809    AUS
     15,000    YPF Sociedad Anonima
                (ADR)(a).................        461,250    ARG
                                            ------------
               TOTAL OIL AND GAS.........      6,619,691
                                            ------------
               PAPER AND FOREST PRODUCTS -- 0.58%
     54,000    UPM-Kymmeme...............      1,247,530    FIN
                                            ------------
               PHARMACEUTICALS -- 6.81%
     21,333    Astra AB -- Class A
                (ADR)....................        405,327    SWE
    178,667    Astra AB..................      3,327,291    SWE
     52,000    Banyu Pharmaceutical
                Company..................        913,396    JPN
     80,200    BOC Group.................      1,392,825     UK
     30,000    Hoechst AG................      1,273,662    GER
      3,600    Hoechst AG -- Warrants
                (expires 3/19/99)........        267,748    GER

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

  SHARES                                       VALUE      COUNTRY
-----------                                 ------------  --------
               COMMON STOCKS (CONTINUED)
      1,675    Novartis AG...............   $  2,681,654    SWI
     46,000    Sankyo Company, Ltd. .....      1,547,670    JPN
        600    Zeneca Group PLC (ADR)....         59,475     UK
     80,800    Zeneca Group PLC..........      2,670,674     UK
                                            ------------
               TOTAL PHARMACEUTICALS.....     14,539,722
                                            ------------
               REAL ESTATE -- 1.33%
     62,000    City Developments.........        607,054    SIN
    103,000    Mitsui Fudosan............      1,422,173    JPN
     91,000    Sumitomo Realty &
                Development..............        803,193    JPN
                                            ------------
               TOTAL REAL ESTATE.........      2,832,420
                                            ------------
               TELECOMMUNICATIONS -- 11.52%
     86,000    Cable & Wireless..........        787,210     UK
        204    DDI Corp. ................      1,508,205    JPN
     20,000    Ericsson LM Telephone
                (ADR)....................        787,500    SWE
     50,000    Ericsson AB -- Class B
                Free.....................      1,968,990    SWE
        800    Hong Kong
                Telecommunications, Ltd.
                (ADR)....................         18,700    HNG
    940,000    Hong Kong
                Telecommunications.......      2,244,626    HNG
         49    Nippon Telegraph and
                Telephone Corp. .........        471,030    JPN
      8,300    Nokia AB..................        618,394    FIN
     15,000    Northern Telecom, Ltd. ...      1,365,000    CDA
     22,300    Portugal Telecom S.A.
                (ADR)....................        894,788    POR
    300,000    Stet D Risp...............      1,040,250    ITA
     34,600    Tele Danmark A/S (ADR)....        903,925    DEN
    286,000    Telecom Italia Mobile.....        924,466    ITA
    253,000    Telecom Italia Mobile
                DRNC.....................        452,010    ITA
     18,500    Telecomunicacoes
                Brasileiras (ADR)........      2,809,673    BRA
     89,000    Telefonica................      2,577,947    SPA
     51,400    Telefonos De Mexico
                (ADR)(a).................      2,454,350    MEX
    550,000    Telicom Italia Spa........      1,645,270    ITA
     23,000    Vodafone Group PLC
                (ADR)(a).................      1,114,063     UK
                                            ------------
               TOTAL
               TELECOMMUNICATIONS........     24,586,397
                                            ------------
               TEXTILES -- 0.22%
     74,000    Italcenenti Fabbriche
                Riunit...................        460,998    ITA
                                            ------------
               TIRE AND RUBBER -- 0.63%
     58,000    Bridgestone Corp. ........      1,348,245    JPN
                                            ------------
               TOBACCO -- 1.01%
     88,000    B.A.T. Industries.........        787,213     UK
     47,000    Imasco, Ltd. .............      1,362,751    CDA
                                            ------------
               TOTAL TOBACCO.............      2,149,964
                                            ------------
               TRANSPORTATION -- 1.77%
     50,000    Brambles Industries,
                Ltd. ....................        981,040    AUS
    189,000    Citic Pacific, Ltd. ......      1,180,740    HNG
    122,000    Kawasaki Kisen(c).........        246,280    JPN
    143,000    Malaysian Airline System
                BHD......................        356,928    MAL
        900    Sairgroup(c)..............      1,009,980    SWI
                                            ------------
               TOTAL TRANSPORTATION......      3,774,968
                                            ------------
               UTILITIES -- 0.63%
    328,000    Hong Kong Electric........      1,320,922    HNG
        300    Tele Danmark-Class B......         15,609    DEN
                                            ------------
               TOTAL UTILITIES...........      1,336,531
                                            ------------
               TOTAL COMMON STOCK
               (Cost $158,496,536).......    194,636,755
                                            ------------
               PREFERRED STOCK -- 1.08%
               AUTOMOBILES -- 0.01%
        176    Daimler-Benz, 5.75%,
                06/14/02.................         14,828    GER
                                            ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.64%
      6,600    Sap AG Vorzug.............      1,371,106    GER
                                            ------------
               MEDIA -- 0.37%
    200,000    News Corp., Ltd. .........        782,100    AUS
                                            ------------
               PHARMACEUTICALS -- 0.06%
        200    Wella AG..................        136,582    GER
                                            ------------
               TOTAL PREFERRED STOCK
               (Cost $1,990,216).........      2,304,616
                                            ------------

 PRINCIPAL
-----------
               NON-CONVERTIBLE BONDS AND NOTES -- 0.34%
$15,000,000    Sekisui House, 2.50%,
                01/31/02.................        163,845    JPN
 50,000,000    Sumitomo Bank
                International Fin. N.V.,
                0.75%, 05/31/01 .........        558,700    JPN
                                            ------------
               TOTAL NON-CONVERTIBLE
               BONDS AND NOTES (Cost
               $593,596).................        722,545
                                            ------------
               CONVERTIBLE BONDS AND NOTES -- 0.66%
               BANKS -- 0.42%
 15,000,000    Fujitsu Ltd., Series 8,
                1.90%, 03/29/02..........        209,595    JPN
 29,000,000    Fujitsu Ltd., Series 9,
                1.95%, 03/31/03..........        398,373    JPN
 21,000,000    Fujitsu Ltd., Series 10,
                2.00%, 03/31/04..........        289,947    JPN
                                            ------------
               TOTAL BANKS...............        897,915
                                            ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1997
                                  (UNAUDITED)

 PRINCIPAL                                     VALUE      COUNTRY
-----------                                 ------------  -------
               FOOD AND BEVERAGE -- 0.23%
$11,000,000    Asahi Breweries -- CV,
                1.00%, 12/26/03..........        146,014    JPN
 22,000,000    Asahi Breweries Series 8,
                0.90%, 12/26/01..........        284,526    JPN
  5,000,000    Asahi Breweries Series 9,
                0.95%, 12/26/02..........         65,105    JPN
                                            ------------
               TOTAL FOOD AND BEVERAGE...        495,645
                                            ------------
               TELECOMMUNICATIONS -- 0.01%
      2,000    Ericson L.M., 4.25%,
                06/30/00.................         11,250    SWE
                                            ------------
               TOTAL CONVERTIBLE BONDS
               AND NOTES (Cost
               $1,039,384)...............      1,404,810
                                            ------------
  SHARES
-----------
               REGULATED INVESTMENT COMPANIES -- 3.07%
  6,400,000    Janus Money Market
                Fund(b)..................      6,400,000    USA
    146,134    Merrimac Cash Fund(b).....        146,134    USA
                                            ------------
               TOTAL REGULATED INVESTMENT
               COMPANIES (Cost
               $6,546,134)...............      6,546,134
                                            ------------
 PRINCIPAL
-----------
               TIME DEPOSITS -- 0.57%
$   698,259    First National Bank of
                Boston, 6.35%,
                07/01/97(b)..............        698,940    USA
    516,907    Harris Trust & Savings
                Bank, 6.25%,
                07/01/97(b)..............        517,412    USA
                                            ------------
               TOTAL TIME DEPOSITS
               (Cost $1,216,352).........      1,216,352
                                            ------------
               TOTAL SECURITIES
               (Cost $169,882,218).......    206,831,212
                                            ------------
               REPURCHASE AGREEMENT -- 7.09%
 15,143,791    With Investors Bank and
                Trust, dated 06/30/97,
                5.51%, repurchase
                proceeds at maturity
                $15,146,109, 07/01/97
                (Collateralized by
                various Government
                National Mortgage
                Association obligations,
                7.00%-7.50%, due 12/20/10
                to 02/20/26, with a total
                market value of
                $15,901,105) (Cost
                $15,143,791).............     15,143,791    USA
                                            ------------

 PRINCIPAL                                     VALUE      COUNTRY
-----------                                 ------------  -------
               Total Investments -- 103.97%
               (Cost $185,028,327).......   $221,975,003
               Other assets less
               liabilities -- (3.97%)....     (8,474,629)
                                            ------------
               NET ASSETS -- 100.00%.....   $213,500,374
                                            ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1997, is $185,028,327.
The following amount is based on costs for federal income
  tax purposes:
    Gross unrealized appreciation...........  $41,299,308
    Gross unrealized depreciation...........   (4,350,314)
                                             ------------
    Net unrealized appreciation.............  $36,948,994
                                             ============

---------------
(a) All or part of the security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing securities.
(ADR) -- American Depository Receipt.
(GDR) -- Global Depository Receipt.

                                         PERCENT OF TOTAL
         COUNTRY COMPOSITION            SECURITIES AT VALUE
-------------------------------------   -------------------
Argentina (ARG)......................            0.23%
Australia (AUS)......................            6.24%
Belgium (BEL)........................            0.14%
Brazil (BRA).........................            1.42%
Canada (CDA).........................            5.93%
Denmark (DEN)........................            0.47%
Finland (FIN)........................            0.95%
France (FRA).........................            5.62%
Germany (GER)........................            5.55%
Hong Kong (HNG)......................            2.96%
Indonesia (IDN)......................            0.30%
Italy (ITA)..........................            2.70%
Japan (JPN)..........................           29.54%
Malaysia (MAL).......................            1.27%
Mexico (MEX).........................            2.42%
Netherlands (NET)....................            3.87%
New Zealand (NZE)....................            1.38%
Norway (NOR).........................            0.03%
Philippines (PHI)....................            0.19%
Portugal (POR).......................            0.45%
Singapore (SIN)......................            1.93%
Spain (SPA)..........................            1.95%
Sweden (SWE).........................            5.87%
Switzerland (SWI)....................            5.30%
Thailand (THA).......................            0.45%
United Kingdom (UK)..................           12.84%
                                               ------
TOTAL PERCENTAGE.....................          100.00%
                                               ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost or original cost plus accrued interest, both of which approximate value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business on each day or at the closing bid price for over-the-counter securities. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities not reported on the NASDAQ system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in

                        DIVERSIFIED INVESTORS PORTFOLIOS

     C.  FOREIGN CURRENCY TRANSLATION (CONTINUED)

     foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies, the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rate.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and the Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss in the "Statement of Assets and Liabilities". A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FEDERAL INCOME TAXES

          It is the Series policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the

                        DIVERSIFIED INVESTORS PORTFOLIOS

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME (CONTINUED)

     accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                                         PERCENTAGE INVESTMENT
    AUSA SUBACCOUNT                                                          IN PORTFOLIO
    ------------------------------------------------------------------  -----------------------
    Money Market......................................................           37.06
    High Quality Bond.................................................           57.09
    Intermediate Government Bond......................................           59.89
    Government/Corporate Bond.........................................           27.45
    Balanced..........................................................           75.38
    Equity Income.....................................................           66.12
    Equity Value......................................................           14.52
    Growth & Income...................................................           61.95
    Equity Growth.....................................................           76.76
    Special Equity....................................................           55.51
    Aggressive Equity.................................................           50.42
    High Yield Bond...................................................           35.14
    International Equity..............................................           49.27

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

orders for securities transactions of such series, subject in all cases to the general supervision of the Advisor. For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

DIVERSIFIED INVESTORS PORTFOLIO                                             ADVISOR     SUBADVISORS
SERIES                                       PORTFOLIO SUBADVISORS          FEE(%)        FEE(%)
-----------------------------------  -------------------------------------  -------     -----------
Money Market Series................  Capital Management Group                 0.25       0.05
High Quality Bond Series...........  Merganser Capital Management
                                     Corporation                              0.35        (2)
Intermediate Government Bond
  Series...........................  Capital Management Group                 0.35(1)    0.15
Government/Corporate Bond Series...  Capital Management Group                 0.35       0.15
Balanced Series....................  Institutional Capital Corporation        0.45(1)     (3)
Equity Income Series...............  Asset Management Group                   0.45       0.25
Equity Value Series................  Ark Asset Management Company, Inc.       0.57(1)     (4)
Growth & Income Series.............  Putnam Advisory Company, Inc.            0.60(1)     (5)
Equity Growth Series...............  Chancellor LGT Asset Management, Inc.    0.62        (6)
Special Equity Series..............  (7)                                      0.80(1)    0.50
Aggressive Equity Series...........  McKinley Capital Management              0.97(1)     (8)
High-Yield Bond Series.............  Delaware Investment Advisors             0.55(1)     (9)
International Equity Series........  Capital Guardian Trust Company           0.75       (10)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.50% on the first $10,000,000 in average daily net assets, 0.375% on the next $15,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets and 0.1875% on all average daily net assets in excess of $100,000,000.

 (3) 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000.

 (4) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (5) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (6) 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000.

 (7) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

 (8) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

 (9) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

(10) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the period ended June 30, 1997 , the Advisor has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

    FUND                                                                   EXPENSE CAP
    ---------------------------------------------------------------  ------------------------
    Money Market Series............................................  30 basis points (b.p.)
    High Quality Bond Series.......................................  40 b.p.
    Intermediate Government Bond Series............................  40 b.p.
    Government/Corporate Bond Series...............................  40 b.p.
    Balanced Series................................................  50 b.p.
    Equity Income Series...........................................  50 b.p.
    Equity Value Series............................................  60 b.p.
    Growth & Income Series.........................................  65 b.p.
    Equity Growth Series...........................................  65 b.p.
    Special Equity Series..........................................  85 b.p.
    Aggressive Equity Series.......................................  100 b.p.
    High-Yield Bond Series.........................................  60 b.p.
    International Equity Series....................................  90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio.

4.  SECURITIES LENDING

     Each of the portfolios may lend its securities to brokers, dealers and other financial organizations. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities which is included in interest income on the Statement of Operations. At June 30, 1997, the Series loaned securities having market values as follows:

                                                                    MARKET VALUE     COLLATERAL
                                                                    ------------     -----------
High Quality Bond Series..........................................  $  5,044,364     $ 5,118,750
Balanced Series...................................................    93,660,059      95,892,493
Equity Income Series..............................................    27,158,203      28,062,880
Equity Value Fund.................................................     5,582,403       5,747,160
Growth & Income Series............................................    22,667,175      23,374,400
Equity Growth.....................................................    42,538,281      44,196,500
Special Equity Series.............................................    87,898,131      90,144,329
International Equity..............................................     7,489,666       7,761,300

                        DIVERSIFIED INVESTORS PORTFOLIOS

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 1997 were as follows:

                                                                      COST OF          PROCEEDS
                                                                     PURCHASES        FROM SALES
                                                                    ------------     ------------
High Quality Bond Series...............    Government Obligations   $ 10,001,953     $ 44,398,879
                                           Other                      39,176,461       10,001,953
Intermediate Government Bond Series....    Government Obligations      8,928,594       27,854,098
Government/Corporate Bond Series.......    Government Obligations    103,147,257      105,119,319
                                           Other                      57,907,300       43,813,076
Balanced Series........................    Government Obligations     84,352,581       12,732,536
                                           Other                      94,980,727      136,291,857
Equity Income Series...................    Other                     187,635,342      175,961,272
Equity Value Series....................    Other                     122,527,373       33,456,362
Growth & Income Series.................    Other                     134,558,062      114,775,336
Equity Growth Series...................    Other                     191,356,612      140,783,591
Special Equity Series..................    Other                     359,024,766      324,036,417
Aggressive Equity Series...............    Other                      16,619,775       17,908,393
High-Yield Bond Series.................    Other                      22,697,944        6,331,316
International Equity Series............    Other                      55,605,497       23,885,058

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At June 30, 1997, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                               FOREIGN      IN EXCHANGE   SETTLEMENT                     NET UNREALIZED
         CONTRACT             CURRENCY          FOR          DATE        VALUE      APPRECIATION/DEPRECIATION
--------------------------  -------------   -----------   ----------   ----------   -------------------------
PURCHASES:
Japanese Yen..............      7,009,050    $  61,901      07/01/97   $   61,235           $    (666)
Japanese Yen..............      2,393,252       21,147      07/01/97       20,908                (239)
Japanese Yen..............      2,307,553       20,121      07/02/97       20,163                  42
Japanese Yen..............     70,648,127      599,119      10/31/97      628,521              29,402
Japanese Yen..............     70,648,000      598,763      10/31/97      628,520              29,757
Singapore Dollar..........         31,147       21,810      07/01/97       21,793                 (17)
Duetsche Mark.............        972,058      575,670      08/27/97      560,208             (15,462)
Duetsche Mark.............        719,641      421,434      09/09/97      415,125              (6,309)
Great British Pound.......        134,094      223,819      07/01/97      223,179                (640)
Great British Pound.......         99,589      165,948      07/02/97      165,746                (202)
Great British Pound.......        507,482      832,778      08/18/97      843,407              10,629
Malaysian Ringgit.........        120,717       47,917      07/02/97       47,831                 (86)
Malaysian Ringgit.........        190,071       75,377      07/03/97       75,308                 (69)
Malaysian Ringgit.........        196,274       77,834      07/03/97       77,766                 (68)
Malaysian Ringgit.........        191,441       75,928      07/07/97       75,843                 (85)
Malaysian Ringgit.........        210,371       83,415      07/08/97       83,342                 (73)
Indonesian Rupiah.........  1,415,317,811      582,459      07/03/97      582,436                 (23)
Norwegian Krone...........        635,934       87,084      07/02/97       86,862                (222)
                                                                                             --------
     TOTAL................                                                                  $  45,669
                                                                                             ========
SELLS:
Japanese Yen..............      5,723,725    $  50,572      07/01/97   $   50,005           $     567
Japanese Yen..............      2,841,193       24,774      07/02/97       24,826                 (52)
Japanese Yen..............    125,854,610    1,123,000      08/22/97    1,108,123              14,877
Japanese Yen..............    141,296,127    1,299,000      10/31/97    1,257,041              41,959
Japanese Yen..............     58,990,555      509,000      11/17/97      526,187             (17,187)
Hong Kong Dollar..........      2,479,747      319,000      11/14/97      319,650                (650)
French Franc..............      1,484,780      261,704      08/27/97      253,721               7,983
French Franc..............      2,428,859      421,434      09/09/97      415,402               6,032
Great British Pound.......          1,246        2,071      07/01/97        2,074                  (3)
Great British Pound.......         73,856      123,274      07/01/97      122,922                 352
Great British Pound.......         41,587       69,296      07/03/97       69,211                  85
Great British Pound.......        264,596      431,000      05/13/98      436,227              (5,227)
Great British Pound.......        150,381      242,000      05/13/98      247,926              (5,926)
Great British Pound.......        507,482      819,000      08/18/97      843,407             (24,407)
Great British Pound.......        589,168      964,144      08/20/97      979,103             (14,959)
Great British Pound.......        355,492      575,670      08/27/97      590,645             (14,975)
                                                                                             --------
     TOTAL................                                                                  $ (11,531)
                                                                                             ========

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS


                                                 MONEY MARKET SERIES                   HIGH QUALITY BOND SERIES
                                        -------------------------------------   --------------------------------------
                                        FOR THE                                 FOR THE
                                        PERIOD                                  PERIOD
                                         ENDED        FOR THE YEAR ENDED         ENDED         FOR THE YEAR ENDED
                                        -------   ---------------------------   -------   ----------------------------
                                        6/30/97*   1996      1995      1994     6/30/97*   1996      1995       1994
                                        -------   -------   -------   -------   -------   -------   -------    -------
Ratio of expenses to average net
 assets..............................     0.29%     0.30%     0.31%     0.32%    0.40%      0.40%     0.41%      0.41%
Ratio of expenses to  average  net
 assets (net of reimbursements)......     0.29%     0.30%     0.30%     0.30%    0.40%      0.40%     0.40%      0.40%
Ratio of net investment income to
 average net assets..................     5.27%     5.19%     5.70%     4.05%    6.19%      6.14%     5.83%      5.77%
Ratio of net investment income to
 average net assets (net of
 reimbursements).....................     5.27%     5.19%     5.69%     4.07%    6.19%      6.14%     5.82%      5.79%
Portfolio turnover...................      N/A       N/A       N/A       N/A       28%        66%       25%        37%
Average commission rate per share**..      N/A       N/A       N/A       N/A      N/A        N/A       N/A        N/A


                                                INTERMEDIATE GOVERNMENT
                                                      BOND SERIES
                                         --------------------------------------
                                         FOR THE
                                          PERIOD
                                          ENDED         FOR THE YEAR ENDED
                                         --------   ---------------------------
                                         6/30/97*    1996      1995      1994
                                         --------   -------   -------   -------
Ratio of expenses to average net
 assets..............................      0.43%      0.43%     0.45%     0.45%
Ratio of expenses to  average  net
 assets (net of reimbursements)......      0.40%      0.40%     0.40%     0.40%
Ratio of net investment income to
 average net assets..................      5.57%      5.63%     5.57%     5.71%
Ratio of net investment income to
 average net assets (net of
 reimbursements).....................      5.61%      5.66%     5.52%     5.76%
Portfolio turnover...................        10%        60%       59%       21%
Average commission rate per share**..       N/A        N/A       N/A       N/A

                                               GROWTH & INCOME SERIES                    EQUITY GROWTH SERIES
                                        -------------------------------------   --------------------------------------
                                        FOR THE                                 FOR THE
                                        PERIOD                                  PERIOD
                                         ENDED        FOR THE YEAR ENDED         ENDED         FOR THE YEAR ENDED
                                        -------   ---------------------------   -------   ----------------------------
                                        6/30/97*   1996      1995      1994     6/30/97*   1996      1995       1994
                                        -------   -------   -------   -------   -------   -------   -------    -------
Ratio of expenses to average
 net assets.........................    0.66%     0.67%     0.68%     0.67%    0.65%      0.73%     0.75%      0.76%
Ratio of expenses to average
 net assets (net of reimbursements).    0.65%     0.65%     0.65%     0.65%    0.65%      0.73%(1)  0.75%      0.75%
Ratio of net investment income to
 average net assets.................    0.77%     1.02%     1.49%     1.35%    0.51%     (0.17%)    0.41%      0.08%
Ratio of net investment income to
 average net assets (net of
 reimbursements)....................    0.78%     1.04%     1.47%     1.37%    0.51%     (0.17%)    0.41%      0.11%
Portfolio turnover..................      52%      142%      155%       21%      41%       133%       62%        75%
Average commission rate per share**. $0.0508   $0.0476       N/A       N/A  $0.0534    $0.0553       N/A        N/A


                                                 SPECIAL EQUITY SERIES
                                          --------------------------------------
                                          FOR THE
                                           PERIOD
                                           ENDED         FOR THE YEAR ENDED
                                          --------   ---------------------------
                                          6/30/97*    1996      1995      1994
                                          --------   -------   -------   -------
Ratio of expenses to average
 net assets.........................      0.85%      0.86%     0.88%     0.88%
Ratio of expenses to average
 net assets (net of reimbursements).      0.85%      0.85%     0.85%     0.85%
Ratio of net investment income to
 average net assets.................      0.26%      0.24%     0.33%     0.27%
Ratio of net investment income to
 average net assets (net of
 reimbursements)....................      0.26%      0.25%     0.30%     0.30%
Portfolio turnover..................        64%       140%      155%       90%
Average commission rate per share**.   $0.0528    $0.0507       N/A       N/A

---------------

*    Annualized (except for Portfolio turnover and Average commission rate per share)
** For fiscal years beginning on or after September 1, 1995, the Portfolios are required to disclose their average commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1) For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

GOVERNMENT/CORPORATE BOND SERIES                        BALANCED SERIES                               EQUITY INCOME SERIES
-----------------------------------------    -----------------------------------------   -----------------------------------------
FOR THE                                      FOR THE                                     FOR THE
PERIOD                                       PERIOD                                       PERIOD
 ENDED          FOR THE YEAR ENDED            ENDED          FOR THE YEAR ENDED           ENDED            FOR THE YEAR ENDED
-------   -------------------------------    -------   -------------------------------   --------     ----------------------------
6/30/97*   1996        1995        1994      6/30/97*   1996        1995        1994     6/30/97*      1996        1995     1994
-------   -------     -------     -------    -------   -------     -------     -------   --------     -------     -------  -------
 0.39%      0.39%       0.39%       0.40%       0.49%     0.50%      0.54%       0.53%     0.48%        0.48%       0.49%    0.49%
 0.39%      0.39%       0.39%       0.40%       0.49%     0.50%      0.50%       0.50%     0.48%        0.48%       0.49%    0.49%
 6.61%      6.30%       5.90%       5.71%       3.63%     3.39%      4.19%       3.57%     2.35%        2.97%       3.37%    3.43%
 6.61%      6.30%       5.90%       5.72%       3.63%     3.39%      4.15%       3.61%     2.35%        2.97%       3.37%    3.43%
   50%       146%        122%        122%         51%      113%       124%        118%       18%          26%         23%      30%
  N/A        N/A         N/A         N/A     $0.0368   $0.0372        N/A         N/A   $0.0598      $0.0620         N/A      N/A

    EQUITY VALUE
       SERIES+
---------------------
FOR THE      FOR THE
 PERIOD        YEAR
 ENDED        ENDED
--------     --------
6/30/97*      1996*
--------     --------
   0.69%        1.06%
   0.60%        0.60%
   1.57%        1.60%
   1.66%        2.07%
     43%          65%
$0.0561      $0.0600

      AGGRESSIVE                                        INTERNATIONAL EQUITY
    EQUITY SERIES+       HIGH YIELD BOND SERIES++             SERIES+++
  ------------------     ------------------------     -------------------------
  FOR THE    FOR THE     FOR THE                      FOR THE
   PERIOD     YEAR        PERIOD    FOR THE YEAR      PERIOD     FOR THE YEAR
   ENDED      ENDED       ENDED         ENDED          ENDED         ENDED
  --------   -------     --------   -------------     -------   ---------------
  6/30/97*    1996*      6/30/97*   1996    1995*     6/30/97*   1996     1995*
  --------   -------     --------   -----   -----     -------   -------   -----
    1.43%      1.59%       0.81%    1.25%   1.32%      0.87%      0.96%   0.83%
    1.00%      1.00%       0.60%    0.60%   0.60%      0.87%      0.90%   0.80%
   (0.81%)    (0.72%)      8.22%    8.34%   8.45%      1.58%      1.12%   0.53%
   (0.39%)    (0.13%)      8.42%    9.00%   7.73%      1.58%      1.18%   0.50%
     115%       186%         27%     107%     21%        15%        29%      7%
 $0.0543    $0.0540         N/A      N/A     N/A    $0.0235    $0.0030     N/A

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DIVERSIFIED INVESTORS PORTFOLIOS
4 Manhattanville Road, Purchase, New York 10577
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